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Exhibit 10.1

1997 Edition—Electronic Format

AIA Document A111—1997

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

[SEAL]
 ©1997 AIA®
AIA DOCUMENT A111 - 1997
OWNER - CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

Standard Form of Agreement Between Owner and Contractor
where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price

AGREEMENT made as of the 22nd day of July in the year 2002
 (In words, indicate day, month and year)

BETWEEN the Owner:
 (Name, address and other information)
CYMER, Inc.
16750 Via del Campo Court
San Diego, CA 92127-1712

and the Contractor:
 (Name, address and other information)
Hensel Phelps Construction Co.
2415 Campus Drive, Suite 100
Irvine, CA 92612

The Project is:
 (Name and location)
Cymer, Inc. (CSD-6)
Lots 46 and 47 of 4S Ranch
Thornmint Court
San Diego, CA 92127

The Architect is:
 (Name, address and other information)
Austin Veum Robbins Parshalle
One America Plaza
600 West Broadway
Suite 200
San Diego, CA 92101-3352

© 1920, 1925, 1951, 1961, 1963, 1967, 1974, 1978, 1987, © 1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject he violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below. User Document: 97a111 - cymer worldwide customer operations facility (csd-6).aia—9/10/2002. AIA License Number 1006044, which expires on 2/28/2003.

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The Owner and Contractor agree as follows.

ARTICLE 1    THE CONTRACT DOCUMENTS

        The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 15, as may be amended. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.

ARTICLE 2    THE WORK OF THIS CONTRACT

        The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3    RELATIONSHIP OF THE PARTIES

        The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor's skill and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner's interests. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents.

ARTICLE 4    DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

        4.1    The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

        (Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

        August 1, 2002, contingent upon design and permit schedule performance in accordance with Exhibit C.

        If, prior to commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows: Not Applicable.

        4.2    The Contract Time shall be measured from the date of commencement.

        4.3    The Contractor shall achieve Substantial Completion of the entire Work not later than the date specified in Table A.5 of Addendum No. 1.

        Schedule completion for each Major Sector is contingent upon the Architect meeting all design and permitting dates as indicated in Exhibit "C". If design and permitting dates are not met, then the construction schedule for each Major Sector affected by the design or permitting delay shall be adjusted accordingly on a day for day basis.

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        Except for Contractor Design-Build items (Fire Protection), it is the responsibility of the Architect to design the facility to meet all codes, ordinances, CC&R's, or other requirements as necessary so that TCO can be obtained when scheduled for each phase.

        , subject to adjustments of this Contract Time as provided in the Contract Documents.

        (Insert provisions, if any, for liquidated damages relating to failure to complete on time, or for bonus payments for early completion of the Work.)

        It is agreed that the damages due to Contractor caused delays shall be limited to the liquidated damages amounts set forth in Addendum No. 1. The total liquidated damages shall not exceed the total Contractor's Fee as calculated in Section 5.1.2 of this Agreement.

ARTICLE 5    BASIS FOR PAYMENT

         5.1    CONTRACT SUM

        5.1.1    The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum is the Cost of the Work as defined in Article 7 plus the Contractor's Fee.

        5.1.2    The Contractor's Fee is:

        (State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor's Fee, and describe the method of adjustment of the Contractor's Fee for changes in the Work.)

        5.0% of the overall Cost of the Work.

        5.2    GUARANTEED MAXIMUM PRICE

        5.2.1    The sum of the Cost of the Work and the Contractor's Fee is guaranteed by the Contractor not to exceed (TO BE DETERMINED) Dollars ($ (TO BE DETERMINED)), subject to additions and deductions by Change Order as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.

        (Insert specific provisions if the Contractor is to participate in any savings.)

        The Guaranteed Maximum Price will be established after the completion of subcontractor bidding and will be incorporated into this Agreement by Change Order.

        5.2.2    The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

        (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when the amount expires.)

        TO BE DETERMINED

        5.2.3    Unit prices, if any, are as follows:

        TO BE DETERMINED

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        5.2.4    Allowances, if any, are as follows:

        (Identify and state the amounts of any allowances, and state whether they include labor, materials, or both.)

        TO BE DETERMINED

        5.2.5    Assumptions, if any, on which the Guaranteed Maximum Price is based are as follows:

        TO BE DETERMINED

        5.2.6    To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor has provided in the Guaranteed Maximum Price for such further development consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.

ARTICLE 6    CHANGES IN THE WORK

        6.1    Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Subparagraph 7.3.3 of AIA Document A201-1997.

        6.2    In calculating adjustments to subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the terms "cost" and "fee" as used in Clause 7.3.3.3 of AIA Document A201-1997 and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph 7.3.6 of AIA Document A201-1997 shall have the meanings assigned to them in AIA Document A201-1997 and shall not be modified by Articles 5, 7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.

        6.3    In calculating adjustments to the Guaranteed Maximum Price, the terms "cost" and "costs" as used in the above-referenced provisions of AIA Document A201-1997 shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms "fee" and "a reasonable allowance for overhead and profit" shall mean the Contractor's Fee as defined in Subparagraph 5.1.2 of this Agreement.

        6.4    If no specific provision is made in Paragraph 5.1 for adjustment of the Contractor's Fee in the case of changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Paragraph 5.1 will cause substantial inequity to the Owner or Contractor, the Contractor's Fee shall be equitably adjusted on the basis of the Fee established for the original Work, and the Guaranteed Maximum Price shall be adjusted accordingly.

ARTICLE 7    COSTS TO BE REIMBURSED

         7.1    COST OF THE WORK

        The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7 and Addendum No. 1.

        7.2    LABOR COSTS

        7.2.1    Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's approval, at off-site workshops.

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        7.2.2    Wages or salaries of the Contractor's supervisory and administrative personnel when stationed at the site with the Owner's approval. See Exhibit E Salaried Billing Schedule.

        (If it is intended that the wages or salaries of certain personnel stationed at the Contractor's principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time, and the rates at which their time will be charged to the Work.)

        7.2.3    Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

        7.2.4    Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Subparagraphs 7.2.1 through 7.2.3.

        7.3    SUBCONTRACT COSTS

        7.3.1    Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

        7.4    COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED CONSTRUCTION

        7.4.1    Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

        7.4.2    Costs of materials described in the preceding Subparagraph 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner's property at the completion of the Work or, at the Owner's option, shall be sold by the Contractor. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

        7.5    COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

        7.5.1    Costs, including transportation and storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers, that are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost (less salvage value) of such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

        7.5.2    Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers that are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner's prior approval.

        7.5.3    Costs of removal of debris from the site.

        7.5.4    Costs of document reproductions, facsimile transmissions and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office; provided, however, that Contractor shall use reasonable efforts to control reproduction costs and shall provide Owner with budget for same.

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        7.5.5    That portion of the reasonable expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work.

        7.5.6    Costs of materials and equipment suitably stored off the site at a mutually acceptable location, if approved in advance by the Owner.

        7.6    MISCELLANEOUS COSTS

        7.6.1    That portion of insurance and bond premiums that can be directly attributed to this Contract and in the amounts set forth in Addendum No. 1.

        7.6.2    Sales, use or similar taxes imposed by a governmental authority that are related to the Work.

        7.6.3    Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay. Permit Costs, Plan Check Fees and Tests and Inspection Costs are excluded and are the responsibility of the Owner, with the sole exception of curtain wall testing, which shall be included in the Cost of the Work.

        7.6.4    Fees of laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Subparagraph 13.5.3 of AIA Document A201-1997 or other provisions of the Contract Documents, and which do not fall within the scope of Subparagraph 7.7.3.

        7.6.5    Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract Documents; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner's consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Contractor's Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the last sentence of Subparagraph 3.17.1 of AIA Document A201-1997 or other provisions of the Contract Documents, then they shall not be included in the Cost of the Work.

        7.6.6    Data processing costs related to the Work, to the extent such costs can be directly charged to Project and are included in the Contractor's Job Site Overhead. There shall be no separate charge to Owner for such data processing costs outside of the Job Site Overhead.

        7.6.7    Deposits lost for causes other than the Contractor's negligence or failure to fulfill a specific responsibility to the Owner as set forth in the Contract Documents.

        7.6.8    Reasonable legal, mediation and arbitration costs, including reasonable attorneys' fees, other than those arising (1) from disputes between the Owner and Contractor, and (2) from the negligence or willful misconduct of the Contractor, reasonably incurred by the Contractor in the performance of the Work and with the Owner's prior written approval; which approval shall not be unreasonably withheld.

        7.6.9    Expenses incurred in accordance with the Contractor's standard personnel policy for relocation and temporary living allowances of personnel required for the Work, if approved by the Owner.

        7.7    OTHER COSTS AND EMERGENCIES

        7.7.1    Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

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        7.7.2    Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.6 of AIA Document A201-1997.

        7.7.3    Reasonable Costs of repairing or correcting damaged Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recoverable by the Contractor from insurance, sureties, Subcontractors or suppliers.

ARTICLE 8    COSTS NOT TO BE REIMBURSED

        8.1    The Cost of the Work shall not include:

        8.1.1    Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Subparagraphs 7.2.2 and 7.2.3 or as may be provided in Article 14.

        8.1.2    Expenses of the Contractor's principal office and offices other than the site office.

        8.1.3    Overhead and general expenses, except as may be expressly included in Article 7.

        8.1.4    The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

        8.1.5    Rental costs of machinery and equipment, except as specifically provided in Subparagraph 7.5.2

        8.1.6    Except as provided in Subparagraph 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable.

        8.1.7    Any cost not specifically and expressly described in Article 7.

        8.1.8    Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

ARTICLE 9    DISCOUNTS, REBATES AND REFUNDS

        9.1    Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

        9.2    Amounts that accrue to the Owner in accordance with the provisions of Paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

ARTICLE 10    SUBCONTRACTS AND OTHER AGREEMENTS

        10.1    Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids. The Contractor shall either (a) negotiate, with the consent of the Owner, Subcontract Agreements as appropriate and necessary due to schedule needs (includes Structural Steel, Kitchen Equipment, HVAC, Plumbing, Controls, Fire Protection, Electrical and Fire Detection and Alarm) or (b) obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially

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for the Work and shall deliver such bids to the Owner and Architect. The Owner shall then determine, with the advice of the Contractor and the Architect, which bids will be accepted. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

        10.2    If a specific bidder among those whose bids are delivered by the Contractor to the Owner and Architect (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

        10.3    Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

ARTICLE 11    ACCOUNTING RECORDS

        The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to, and shall be permitted to audit and copy, the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

ARTICLE 12    PAYMENTS

        12.1    PROGRESS PAYMENTS

        12.1.1    Based upon Applications for Payment submitted to the Architect and Owner by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

        12.1.2    The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

        12.1.3    Provided that an Application for Payment is received by the Architect and Owner not later than the first day of a month, the Owner shall make payment to the Contractor not later than the last day of the month. If an Application for Payment is received by the Owner after the application date fixed above, payment shall be made by the Owner not later than thirty days after the Owner receives the Application for Payment.

        12.1.4    With each Application for Payment, the Contractor shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor's Fee; plus (3) payrolls for the period covered by the present Application for Payment.

        12.1.5    Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values

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submitted by the Contractor shall be reasonably detailed and shall be subject to Owner's review and approval. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

        12.1.6    Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

        12.1.7    Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

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  take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

  .2
  add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;

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  add the Contractor's Fee, less retainage of ten percent (10%) less retainage as prescribed and set forth in Addendum No. 1. The Contractor's Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion;

  .4
  subtract the aggregate of previous payments made by the Owner;

  .5
  subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation; and

  .6
  subtract amounts, if any, for which the Architect has withheld or nullified as Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

        12.1.8    Except with Owner's prior approval, payments to Subcontractors shall be subject to retainage of not less than ten percent (10%). The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments and retention for Subcontractors. See Section B.7 of Addendum No. 1.

        12.1.9    In taking action on the Contractor's Applications for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Subparagraph 12.1.4 or other supporting data; that the Architect has made exhaustive or continuous on-site inspections or that the

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Architect has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner.

        12.2    FINAL PAYMENT

        12.2.1.1    Final payment, constituting the entire unpaid balance of the Contract Sum less amounts retained by the Owner to cover any Punch List Work pursuant to Section B.8 of Addendum No. 1 shall be made by the Owner to the Contractor when:

  .1
  the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

  .1a
  all lien releases have been delivered to the Architect or Owner and

  .2
  a final Certificate for Payment has been issued by the Architect.

        12.2.1.2    Any retainage held by the Owner for Punch List Work shall be paid no later than 30 days after such Punch List Work is completed.

        12.2.2    The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

        12.2.3    The Owner's accountants will review and report in writing on the Contractor's final accounting within 30 days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of the Work as the Owner's accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of Subparagraph 12.2.1 have been met, the Architect will, within seven days after receipt of the written report of the Owner's accountants, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and Owner in writing of the Architect's reasons for withholding a certificate as provided in Subparagraph 9.5.1 of the AIA Document A201-1997. The time periods stated in this Subparagraph 12.2.3 supersede those stated in Subparagraph 9.4.1 of the AIA Document A201-1997.

        12.2.4    If the Owner's accountants report the Cost of the Work as substantiated by the Contractor's final accounting to be less than claimed by the Contractor, the Contractor may request arbitration of the disputed amount without a further decision of the Architect. Such request for arbitration may be made by the Contractor within 30 days after the Contractor's receipt of a copy of the Architect's final Certificate for Payment. Pending a final resolution, the Owner shall pay the Contractor the amount certified in the Architect's final Certificate for Payment. Any such arbitration shall be conducted in accordance with the construction arbitration rules of the American Arbitration Association.

        12.2.5    If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price. If the Contractor has participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.

ARTICLE 13    TERMINATION OR SUSPENSION

        13.1    The Contract may be terminated by the Contractor, or by the Owner for convenience, as provided in Article 14 of AIA Document A201-1997. However, the amount to be paid to the

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Contractor under Subparagraph 14.1.3 of AIA Document A201-1997 shall not exceed the amount the Contractor would be entitled to receive under Paragraph 13.2 below, except that the Contractor's Fee shall be calculated as if the Work had been fully completed by the Contractor, including a reasonable estimate of the Cost of the Work for Work not actually completed.

        13.2    The Contract may be terminated by the Owner for cause as provided in Article 14 of AIA Document A201-1997. The amount, if any, to be paid to the Contractor under Subparagraph 14.2.4 of AIA Document A201-1997 shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed an amount calculated as follows:

        13.2.1    Take the Cost of the Work incurred by the Contractor to the date of termination;

        13.2.2    Add the Contractor's Fee computed upon the Cost of the Work to the date of termination at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and

        13.2.3    Subtract the aggregate of previous payments made by the Owner.

        13.3    The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor that the Owner elects to retain and that is not otherwise included in the Cost of the Work under Subparagraph 13.2.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

        13.4    The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997; in such case, the Guaranteed Maximum Price and Contract Time shall be increased as provided in Subparagraph 14.3.2 of AIA Document A201-1997 except that the term "profit" shall be understood to mean the Contractor's Fee as described in Subparagraphs 5.1.2 and Paragraph 6.4 of this Agreement.

ARTICLE 14    MISCELLANEOUS PROVISIONS

        14.1    Where reference is made in this Agreement to a provision AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

        14.2    Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

        (Insert rate of interest agreed upon, if any.)

        (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

        14.3    The Owner's representative is:

        (Name, address and other information.)

  Mr. Dan Cancelleri
  Cymer, Inc.
  16750 Via Del Campo Court
  San Diego, CA 92127-1712

        14.4    The Contractor's representative is:

        (Name, address and other information.)

  Mr. John Goodman
  Hensel Phelps Construction Co.
  17082 Thornmint Court
  San Diego, CA 92127

11

        14.5    Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

        14.6    Other provisions:

  .1
  The Contractor shall assume design-build responsibility for Fire Protection and for Gas Process Piping using, as requested by the Owner, University Mechanical Engineers and Contractors. The Contractor shall also assume design-build responsibility for the glass curtain-wall system structural integrity and waterproofing, but shall assume no design responsibility for the balance of the building's exterior envelope.

  .2
  The Contract includes preconstruction services which will be included in the Contractor's Job Site Overhead as provided by Addendum No. 1.

  .3
  Any and all underlined language or terms contained in this agreement will not be given any emphasis over non-underlined language or terms.

ARTICLE 15    ENUMERATION OF CONTRACT DOCUMENTS

        15.1    The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows: See Addendum No. 1.

        15.1.1    The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A111-1997, as amended.

        15.1.2    The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997, as amended.

        15.1.3    The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated (See phased design dates in Exhibit C), and are as follows:

Document	Title	Pages

        Project Manual, Supplementary and other Conditions have not yet been provided. All parties will negotiate in good faith to incorporate these documents into the Contract by Change Order if and when available.

        15.1.4    The Specifications are those contained in the Project Manual dated as in Subparagraph 15.1.3, and are as follows:

        (Either list the Specifications here or refer to an exhibit attached to this Agreement.)

Section	Title	Pages

        The Specifications have not yet been provided. All parties will negotiate in good faith to incorporate these documents into the Contract by Change Order when available.

        15.1.5    The Drawings are as follows, and are dated unless a different date is shown below:

        (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

Number	Title	Date

         See Exhibit "A".

        15.1.6    The Addenda, if any, are as follows:

Number	Date	Pages

12

Exhibit "A", Scope of Work.
Exhibit "B", Contractor Personnel Assigned to Cymer Inc.'s CSD-6
Exhibit "C", Concept Schedule for the Work dated August 9, 2002
Exhibit "D", Initial Budget Estimate dated 8/9/02. Revised/Current Budget dated 8/28/02. Estimate History dated 8/19 & 20/02. Clarifications
Exhibit "E", Contractor's 2002-2003 Salaried Staff Billing Monthly Rates.
Exhibit "F", Conceptual Drawing of Side Elevation of Building 1, and
Exhibit "G", Certificates of Insurance
Addendum No. 1 to Standard Form of Agreement between Owner and Contractor (AIA Document Number A111-1997) dated September 11, 2002.

        Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 15.

        15.1.7    Other Documents, if any, forming part of the Contract Documents are as follows:

        (List here any additional documents, such as a list of alternates that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

ARTICLE 16    INSURANCE AND BONDS

        (List required limits of liability for insurance and bonds. AIA Document A201-1997 gives other specific requirements for insurance and bonds.)

1.
No Bonds are required.

2.
Insurance (as evidenced by the Certificates of Insurance in Exhibit "F") will be provided as follows:

        GCL Policy

  Primary:
  $4,000,000 aggregate
  $2,000,000 per occurrence—
  $2,000,000 completed operations coverage

  Excess:
  $10,000,000 aggregate
  $10,000,000 per occurrence
  $10,000,000 completed operations

  Primary—Auto:
  $2,000,000 aggregate
  $1,000,000 per occurrence
  $1,000,000

  Worker's Compensation:

  $2,000,000 aggregate
  $1,000,000 per occurrence
  $1,000,000

        The Contractor will provide General Liability Insurance at a rate of $5.70/$1,000 of Contract Value.

13

3.
The Contractor will provide Builder's All-Risk Insurance at the cost of $5.25/$1,000 of Contract Value per year.

4.
The Owner will assume the risk of loss and carry insurance on the Major Sector at substantial completion of each Sector. This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

"OWNER:"		"CONTRACTOR:"
CYMER, INC., a Nevada corporation		HENSEL PHELPS CONSTRUCTION COMPANY, a Delaware corporation
By:	/s/ NANCY J. BAKER	By:	/s/ WAYNE LINDHOLM
Printed Name:	Nancy J. Baker	Printed Name:	Wayne Lindholm
Its:	Sr. Vice President and CFO	Its:	Vice President
/s/ DAN CANCELLERI 9/26

14

CYMER—HENSEL PHELPS AGREEMENT

1997 Edition—Electronic Format

AIA Document A201—1997

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

[SEAL]
 ©1997 AIA®
AIA DOCUMENT A201—1997
GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

General Conditions of the Contract for Construction

TABLE OF ARTICLES

  1.
  GENERAL PROVISIONS

  2.
  OWNER

  3.
  CONTRACTOR

  4.
  ADMINISTRATION OF THE CONTRACT

  5.
  SUBCONTRACTORS

  6.
  CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

  7.
  CHANGES IN THE WORK

  8.
  TIME

  9.
  PAYMENTS AND COMPLETION

  10.
  PROTECTION OF PERSONS AND PROPERTY

  11.
  INSURANCE AND BONDS

  12.
  UNCOVERING AND CORRECTION OF WORK

  13.
  MISCELLANEOUS PROVISIONS

  14.
  TERMINATION OR SUSPENSION OF THE CONTRACT

Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1970, 1976, 1987, © 1997 by The American Institute of Architects, Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violate to legal prosecution. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below, expiration as noted below. User Document: 97a201—cymer worldwide customer operations facility (csd-6).aia—9/10/2002. AIA License Number 1006044, which expires on 2/28/2003.

INDEX
Acceptance of Nonconforming Work	9.6.6, 9.9.3, 12.3
Acceptance of Work	9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3
Access to Work	3.16, 6.2.1, 12.1
Accident Prevention	4.2.3, 10
Acts and Omissions	3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 4.3.8, 4.4.1, 8.3.1, 9.5.1, 10.2.5, 13.4.2, 13.7, 14.1
Addenda	1.1.1, 3.11
Additional Costs, Claims for	4.3.4, 4.3.5, 4.3.6, 6.1.1, 10.3
Additional Inspections and Testing	9.8.3, 12.2.1, 13.5
Additional Time, Claims for	4.3.4, 4.3.7, 8.3.2
ADMINISTRATION OF THE CONTRACT	3.1.3, 4, 9.4, 9.5
Advertisement or Invitation to Bid	1.1.1
Aesthetic Effect	4.2.13, 4.5.1
Allowances	3.8
All-risk Insurance	11.4.1.1
Applications for Payment	4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10, 11.1.3, 14.2.4, 14.4.3
Approvals	2.4, 3.1.3, 3.5, 3.10.2, 3.12, 4.2.7, 9.3.2, 13.4.2, 13.5
Arbitration	4.3.3, 4.4, 4.5.1, 4.5.2, 4.6, 8.3.1, 9.7.1, 11.4.9, 11.4.10
Architect	4.1
Architect, Definition of	4.1.1
Architect, Extent of Authority	2.4, 3.12.7, 4.2, 4.3.6, 4.4, 5.2, 6.3, 7.1.2, 7.3.6, 7.4, 9.2, 9.3.1, 9.4, 9.5, 9.8.3, 9.10.1, 9.10.3, 12.1, 12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4
Architect, Limitations of Authority and Responsibility	2.1.1, 3.3.3, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6, 4.2.7, 4.2.10, 4.2.12, 4.2.13, 4.4, 5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6
Architect's Additional Services and Expenses	2.4, 11.4.1.1, 12.2.1, 13.5.2, 13.5.3, 14.2.4
Architect's Administration of the Contract	3.1.3, 4.2, 4.3.4, 4.4, 9.4, 9.5
Architect's Approvals	2.4, 3.1.3, 3.5.1, 3.10.2, 4.2.7
Architect's Authority to Reject Work	3.5.1, 4.2.6, 12.1.2, 12.2.1
Architect's Copyright	1.6
Architect's Decisions	4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2, 14.2.4
Architect's Inspections	4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.5
Architect's Instructions	3.2.3, 3.3.1, 4.2.6, 4.2.7, 4.2.8, 7.4.1, 12.1, 13.5.2
Architect's Interpretations	4.2.11, 4.2.12, 4.3.6
Architect's Project Representative	4.2.10
Architect's Relationship with Contractor	1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12, 13.4.2, 13.5
Architect's Relationship with Subcontractors	1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.4.7
Architect's Representations	9.4.2, 9.5.1, 9.10.1
Architect's Site Visits	4.2.2, 4.2.5, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5

Asbestos	10.3.1
Attorneys' Fees	3.18.1, 9.10.2, 10.3.3
Award of Separate Contracts	6.1.1, 6.1.2
Award of Subcontracts and Other Contracts for Portions of the Work	5.2
Basic Definitions	1.1
Bidding Requirements	1.1.1, 1.1.7, 5.2.1, 11.5.1
Boiler and Machinery Insurance	11.4.2
Bonds, Lien	9.10.2
Bonds, Performance, and Payment	7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Building Permit	3.7.1
Capitalization	1.3
Certificate of Substantial Completion	9.8.3, 9.8.4, 9.8.5
Certificates for Payment	4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4
Certificates of Inspection, Testing or Approval	13.5.4
Certificates of Insurance	9.10.2, 11.1.3
Change Orders	1.1.1, 2.4.1, 3.4.2, 3.8.2.3, 3.11.1, 3.12.8, 4.2.8, 4.3.4, 4.3.9, 5.2.3, 7.1, 7.2, 7.3, 8.3.1, 9.3.1.1, 9.10.3, 11.4.1.2, 11.4.4, 11.4.9, 12.1.2
Change Orders, Definition of	7.2.1
CHANGES IN THE WORK	3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 11.4.9
Claim, Definition of	4.3.1
Claims and Disputes	3.2.3, 4.3, 4.4, 4.5, 4.6, 6.1.1, 6.3, 7.3.8, 9.3.3, 9.10.4, 10.3.3
Claims and Timely Assertion of Claims	4.6.5
Claims for Additional Cost	3.2.3, 4.3.4, 4.3.5, 4.3.6, 6.1.1, 7.3.8, 10.3.2
Claims for Additional Time	3.2.3, 4.3.4, 4.3.7, 6.1.1, 8.3.2, 10.3.2
Claims for Concealed or Unknown Conditions	4.3.4
Claims for Damages	3.2.3, 3.18., 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5, 11.4.7, 14.1.3, 14.2.4
Claims Subject to Arbitration	4.4.1, 4.5.1, 4.6.1
Cleaning Up	3.15, 6.3
Commencement of Statutory Limitation Period	13.7
Commencement of the Work, Conditions Relating to	2.2.1, 3.2.1, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 4.3.5, 5.2.1, 5.2.3, 6.2.2, 8.1.2, 8.2.2, 8.3.1, 11.1, 11.4.1, 11.4.6, 11.5.1
Commencement of the Work, Definition of	8.1.2
Communications Facilitating Contract Administration	3.9.1, 4.2.4
Completion, Conditions Relating to	1.6.1, 3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1, 9.10, 12.2, 13.7, 14.1.2
COMPLETION, PAYMENTS AND	9
Completion, Substantial	4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7
Compliance with Laws	1.6.1, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6.4, 4.6.6, 9.6.4, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3
Concealed or Unknown Conditions	4.3.4, 8.3.1, 10.3
Conditions of the Contract	1.1.1, 1.1.7, 6.1.1, 6.1.4
Consent, Written	1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2
CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS	1.1.4, 6

Construction Change Directive, Definition of	7.3.1
Construction Change Directives	1.1.1, 3.12.8, 4.2.8, 4.3.9, 7.1, 7.3, 9.3.1.1
Construction Schedules, Contractor's	1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Contingent Assignment of Subcontracts	5.4, 14.2.2.2
Continuing Contract Performance	4.3.3
Contract, Definition of	1.1.2
CONTRACT, TERMINATION OR SUSPENSION OF THE	5.4.1.1, 11.4.9, 14
Contract Administration	3.1.3, 4, 9.4, 9.5
Contract Award and Execution, Conditions Relating to	3.7.1, 3.10, 5.2, 6.1, 11.1.3, 11.4.6, 11.5.1
Contract Documents, The	1.1, 1.2
Contract Documents, Copies Furnished and Use of	1.6, 2.2.5, 5.3
Contract Documents, Definition of	1.1.1
Contract Sum	3.8, 4.3.4, 4.3.5, 4.4.5, 5.2.3, 7.2, 7.3, 7.4, 9.1, 9.4.2, 9.5.1.4, 9.6.7, 9.7, 10.3.2, 11.4.1, 14.2.4, 14.3.2
Contract Sum, Definition of	9.1
Contract Time	4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1.3, 7.3, 7.4, 8.1.1, 8.2, 8.3.1, 9.5.1, 9.7, 10.3.2, 12.1.1, 14.3.2
Contract Time, Definition of	8.1.1
CONTRACTOR	3
Contractor, Definition of	3.1, 6.1.2
Contractor's Construction Schedules	1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Contractor's Employees	3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7, 14.1, 14.2.1.1,
Contractor's Liability Insurance	11.1
Contractor's Relationship with Separate Contractors and Owner's Forces	3.12.5, 3.14.2, 4.2.4, 6, 11.4.7, 12.1.2, 12.2.4
Contractor's Relationship with Subcontractors	1.2.2, 3.3.2, 3.18.1, 3.18.2, 5, 9.6.2, 9.6.7, 9.10.2, 11.4.1.2, 11.4.7, 11.4.8
Contractor's Relationship with the Architect	1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10, 3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2, 7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12, 13.4.2, 13.5
Contractor's Representations	1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2
Contractor's Responsibility for Those Performing the Work	3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Contractor's Review of Contract Documents	1.5.2, 3.2, 3.7.3
Contractor's Right to Stop the Work	9.7
Contractor's Right to Terminate the Contract	4.3.10, 14.1
Contractor's Submittals	3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8.2, 9.8.3, 9.9.1, 9.10.2, 9.10.3, 11.1.3, 11.5.2
Contractor's Superintendent	3.9, 10.2.6
Contractor's Supervision and Construction Procedures	1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.4, 7.3.6, 8.2, 10, 12, 14
Contractual Liability Insurance	11.1.1.8, 11.2, 11.3
Coordination and Correlation	1.2, 1.5.2, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1
Copies Furnished of Drawings and Specifications	1.6, 2.2.5, 3.11
Copyrights	1.6, 3.17
Correction of Work	2.3, 2.4, 3.7.4, 4.2.1, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2, 13.7.1.3
Correlation and Intent of the Contract Documents	1.2
Cost, Definition of	7.3.6

Costs	2.4, 3.2.3, 3.7.4, 3.8.2, 3.15.2, 4.3, 5.4.2, 6.1.1, 6.2.3, 7.3.3.3, 7.3.6, 7.3.7, 7.3.8, 9.10.2, 10.3.2, 10.5, 11.3, 11.4, 12.1, 12.2.1, 12.2.4, 13.5, 14
Cutting and Patching	6.2.5, 3.14
Damage to Construction of Owner or Separate Contractors	3.14.2, 6.2.4, 9.2.1.5, 10.2.1.2, 10.2.5, 10.6, 11.1, 11.4, 12.2.4
Damage to the Work	3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.6, 11.4, 12.2.4
Damages, Claims for	3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5, 11.4.7, 14.1.3, 14.2.4
Damages for Delay	6.1.1, 8.3.3, 9.5.1.6, 9.7, 10.3.2
Date of Commencement of the Work, Definition of	8.1.2
Date of Substantial Completion, Definition of	8.1.3
Day, Definition of	8.1.4
Decisions of the Architect	4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2, 14.2.4
Decisions to Withhold Certification	9.4.1, 9.5, 9.7, 14.1.1.3
Defective or Nonconforming Work, Acceptance, Rejection and Correction of	2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.5.2, 9.6.6, 9.8.2, 9.9.3, 9.10.4, 12.2.1, 13.7.1.3
Defective Work, Definition of	3.5.1
Definitions	1.1, 2.1.1, 3.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3, 4.1.1, 4.3.1, 5.1, 6.1.2, 7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.8.1
Delays and Extensions of Time	3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 7.5.1, 8.3, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Disputes	4.1.4, 4.3, 4.4, 4.5, 4.6, 6.3, 7.3.8
Documents and Samples at the Site	3.11
Drawings, Definition of	1.1.5
Drawings and Specifications, Use and Ownership of	1.1.1, 1.3, 2.2.5, 3.11, 5.3
Effective Date of Insurance	8.2.2, 11.1.2
Emergencies	4.3.5, 10.6, 14.1.1.2
Employees, Contractor's	3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7, 14.1, 14.2.1.1
Equipment, Labor, Materials and	1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Execution and Progress of the Work	1.1.3, 1.2.1, 1.2.2, 2.2.3, 2.2.5, 3.1, 3.3, 3.4, 3.5, 3.7, 3.10, 3.12, 3.14, 4.2.2, 4.2.3, 4.3.3, 6.2.2, 7.1.3, 7.3.4, 8.2, 9.5, 9.9.1, 10.2, 10.3, 12.2, 14.2, 14.3
Extensions of Time	3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3, 7.4.1, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Failure of Payment	4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Faulty Work (See Defective or Nonconforming Work)
Final Completion and Final Payment	4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1, 13.7, 14.2.4, 14.4.3
Financial Arrangements, Owner's	2.2.1, 13.2.2, 14.1.1.5
Fire and Extended Coverage Insurance	11.4
GENERAL PROVISIONS	1

Governing Law	13.1
Guarantees (See Warranty)
Hazardous Materials	10.2.4, 10.3, 10.5
Identification of Contract Documents	1.5.1
Indentification of Subcontractors and Suppliers	5.2.1
Indemnification	3.17, 3.18, 9.10.2, 10.3.3, 10.5, 11.4.1.2, 11.4.7
Information and Services Required of the Owner	2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4, 14.1.4
Injury or Damage to Person or Property	4.3.8, 10.2, 10.6
Inspections	3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.2, 9.8.3, 9.9.2, 9.10.1, 12.2.1, 13.5
Instructions to Bidders	1.1.1
Instructions to the Contractor	3.2.3, 3.3.1, 3.8.1, 4.2.8, 5.2.1, 7, 12, 8.2.2, 13.5.2
Insurance	3.18.1, 6.1.1, 7.3.6, 8.2.1, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 9.10.5, 11
Insurance, Boiler and Machinery	11.4.2
Insurance, Contractor's Liability	11.1
Insurance, Effective Date of	8.2.2, 11.1.2
Insurance, Loss of Use	11.4.3
Insurance, Owner's Liability	11.2
Insurance, Project Management Protective Liability	11.3
Insurance, Property	10.2.5, 11.4
Insurance, Stored Materials	9.3.2, 11.4.1.4
INSURANCE AND BONDS	11
Insurance Companies, Consent to Partial Occupancy	9.9.1, 11.4.1.5
Insurance Companies, Settlement with	11.4.10
Intent of the Contract Documents	1.2.1, 4.2.7, 4.2.12, 4.2.13, 7.4
Interest	13.6
Interpretation	1.2.3, 1.4, 4.1.1, 4.3.1, 5.1, 6.1.2, 8.1.4
Interpretations, Written	4.2.11, 4.2.12, 4.3.6
Joinder and Consolidation of Claims Required	4.6.4
Judgment on Final Award	4.6.6
Labor and Materials, Equipment	1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 42.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Labor Disputes	8.3.1
Laws and Regulations	1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Liens	2.1.2, 4.4.8, 8.2.2, 9.3.3, 9.10
Limitation on Consolidation or Joinder	4.6.4
Limitations, Statutes of	4.6.3, 12.2.6, 13.7
Limitations of Liability	2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.10, 3.17, 3.18, 4.2.6, 4.2.7, 4.2.12, 6.2.2, 9.4.2, 9.6.4, 9.6.7, 9.10.4, 10.3.3, 10.2.5, 11.1.2, 11.2.1, 11.4.7, 12.2.5, 13.4.2
Limitations of Time	2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7, 4.3, 4.4, 4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7, 14
Loss of Use Insurance	11.4.3

Material Suppliers	1.6, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.6, 9.10.5
Materials, Hazardous	10.2.4, 10.3, 10.5
Materials, Labor, Equipment and	1.1.3, 1.1.6, 1.6.1, 3.4, 3.5.1, 3.8.2, 3.8.23, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Means, Methods, Techniques, Sequences and Procedures of Construction	3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2
Mechanic's Lien	4.4.8
Mediation	4.4.1, 4.4.5, 4.4.6, 4.4.8, 4.5, 4.6.1, 4.6.2, 8.3.1, 10.5
Minor Changes in the Work	1.1.1, 3.12.8, 4.2.8, 4.3.6, 7.1, 7.4
MISCELLANEOUS PROVISIONS	13
Modifications, Definition of	1.1.1
Modifications to the Contract	1.1.1, 1.1.2, 3.7.3, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7, 10.3.2, 11.4.1
Mutual Responsibility	6.2
Nonconforming Work, Acceptance of	9.6.6, 9.9.3, 12.3
Nonconforming Work, Rejection and Correction of	2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.8.2, 9.9.3, 9.10.4, 12.2.1, 13.7.1.3
Notice	2.2.1, 2.3, 2.4, 3.2.3, 3.3.1, 3.7.2, 3.7.4, 3.12.9, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 13.5.1, 13.5.2, 14.1, 14.2
Notice, Written	2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14
Notice of Testing and Inspections	13.5.1, 13.5.2
Notice to Proceed	8.2.2
Notices, Permits, Fees and	2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2
Observations, Contractor's	1.5.2, 3.2, 3.7.3, 4.3.4
Occupancy	2.2.2, 9.6.6, 9.8, 11.4.1.5
Orders, Written	1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1
OWNER	2
Owner, Definition of	2.1
Owner, Information and Services Required of the	2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5, 9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4, 14.1.4
Owner's Authority	1.6, 2.1.1, 2.3, 2.4, 3.4.2, 3.8.1, 3.12.10, 3.14.2, 4.1.2, 4.1.3, 4.2.4, 4.2.9, 4.3.6, 4.4.7, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3, 7.2.1, 7.3.1, 8.2.2, 8.3.1, 9.3.1, 9.3.2, 9.5.1, 9.9.1, 9.10.2, 10.3.2, 11.1.3, 11.3.1, 11.4.3, 11.4.10, 12.2.2, 12.3.1, 13.2.2, 14.3, 14.4
Owner's Financial Capability	2.2.1, 13.2.2, 14.1.1.5
Owner's Liability Insurance	11.2
Owner's Loss of Use Insurance	11.4.3
Owner's Relationship with Subcontractors	1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2
Owner's Right to Carry Out the Work	2.4, 12.2.4, 14.2.2.2
Owner's Right to Clean Up	6.3
Owner's Right to Perform Construction and to Award Separate Contracts	6.1
Owner's Right to Stop the Work	2.3
Owner's Right to Suspend the Work	14.3

Owner's Right to Terminate the Contract	14.2
Ownership and Use of Drawings, Specifications and Other Instruments of Service	1.1.1, 1.6, 2.2.5, 3.2.1, 3.11.1, 3.17.1, 4.2.12, 5.3
Partial Occupancy or Use	9.6.6, 9.9, 11.4.1.5
Patching, Cutting and	3.14, 6.2.5
Patents	3.17
Payment, Applications for	4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10.1, 9.10.3, 9.10.5, 11.1.3, 14.2.4, 14.4.3
Payment, Certificates for	4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4
Payment, Failure of	4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Payment, Final	4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1, 13.7, 14.2.4, 14.4.3
Payment Bond, Performance Bond and	7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Payments, Progress	4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3
PAYMENTS AND COMPLETION	9
Payments to Subcontractors	5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 11.4.8, 14.2.1.2
PCB	10.3.1
Performance Bond and Payment Bond	7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Permits, Fees and Notices	2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2
PERSONS AND PROPERTY, PROTECTION OF	10
Polychlorinated Biphenyl	10.3.1
Product Data, Definition of	3.12.2
Product Data and Samples, Shop Drawings	3.11, 3.12, 4.2.7
Progress and Completion	4.2.2, 4.3.3, 8.2, 9.8, 9.9.1, 14.1.4
Progress Payments	4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3
Project, Definition of the	1.1.4
Project Management Protective Liability Insurance	11.3
Project Manual, Definition of the	1.1.7
Project Manuals	2.2.5
Project Representatives	4.2.10
Property Insurance	10.2.5, 11.4
PROTECTION OF PERSONS AND PROPERTY	10
Regulations and Laws	1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1, 10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Rejection of Work	3.5.1, 4.2.6, 12.2.1
Releases and Waivers of Liens	9.10.2
Representations	1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1, 9.8.2, 9.10.1
Representatives	2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.10, 5.1.1, 5.1.2, 13.2.1
Resolution of Claims and Disputes	4.4, 4.5, 4.6
Responsibility for Those Performing the Work	3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Retainage	9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3
Review of Contract Documents and Field Conditions by Contractor	1.5.2, 3.2, 3.7.3, 3.12.7, 6.1.3
Review of Contractor's Submittals by Owner and Architect	3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2
Review of Shop Drawings, Product Data and Samples by Contractor	3.12

Rights and Remedies	1.1.2, 2.3, 2.4, 3.5.1, 3.15.2, 4.2.6, 4.3.4, 4.5, 4.6, 5.3, 5.4, 6.1, 6.3, 7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.2, 12.2.4, 13.4, 14
Royalties, Patents and Copyrights	3.17
Rules and Notices for Arbitration	4.6.2
Safety of Persons and Property	10.2, 10.6
Safety Precautions and Programs	3.3.1, 4.2.2, 4.2.7, 5.3.1, 10.1, 10.2, 10.6
Samples, Definition of	3.12.3
Samples, Shop Drawings, Product Data and	3.11, 3.12, 4.2.7
Samples at the Site, Documents and	3.11
Schedule of Values	9.2, 9.3.1
Schedules, Construction	1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Separate Contracts and Contractors	1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 4.6.4, 6, 8.3.1, 11.4.7, 12.1.2, 12.2.5
Shop Drawings, Definition of	3.12.1
Shop Drawings, Product Data and Samples	3.11, 3.12, 4.2.7
Site, Use of	3.13, 6.1.1, 6.2.1
Site Inspections	1.2.2, 3.2.1, 3.3.3, 3.7.1, 4.2, 4.3.4, 9.4.2, 9.10.1, 13.5
Site Visits, Architect's	4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Special Inspections and Testing	4.2.6, 12.2.1, 13.5
Specifications, Definition of the	1.1.6
Specifications, The	1.1.1, 1.1.6, 1.1.7, 1.2.2, 1.6, 3.11, 3.12.10, 3.17
Statute of Limitations	4.6.3, 12.2.6, 13.7
Stopping the Work	2.3, 4.3.6, 9.7, 10.3, 14.1
Stored Materials	6.2.1, 9.3.2, 10.2.1.2, 10.2.4, 11.4.1.4
Subcontractor, Definition of	5.1.1
SUBCONTRACTORS	5
Subcontractors, Work by	1.2.2, 3.3.2, 3.12.1, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2, 9.6.7
Subcontractual Relations	5.3, 5.4, 9.3.1.2, 9.6, 9.10, 10.2.1, 11.4.7, 11.4.8, 14.1, 14.2.1, 14.3.2
Submittals	1.6, 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8, 9.9.1, 9.10.2, 9.10.3, 11.1.3
Subrogation, Waivers of	6.1.1, 11.4.5, 11.4.7
Substantial Completion	4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7
Substantial Completion, Definition of	9.8.1
Substitution of Subcontractors	5.2.3, 5.2.4
Substitution of Architect	4.1.3
Substitutions of Materials	3.4.2, 3.5.1, 7.3.7
Sub-subcontractor, Definition of	5.1.2
Subsurface Conditions	4.3.4
Successors and Assigns	13.2
Superintendent	3.9, 10.2.6
Supervision and Construction Procedures	1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.6, 8.2, 8.3.1, 9.4.2, 10, 12, 14
Surety	4.4.7, 5.4.1.2, 9.8.5, 9.10.2, 9.10.3, 14.2.2
Surety, Consent of	9.10.2, 9.10.3
Surveys	2.2.3
Suspension by the Owner for Convenience	14.4
Suspension of the Work	5.4.2, 14.3
Suspension or Termination of the Contract	4.3.6, 5.4.1.1, 11.4.9, 14
Taxes	3.6, 3.8.2.1, 7.3.6.4

Termination by the Contractor	4.3.10, 14.1
Termination by the Owner for Cause	4.3.10, 5.4.1.1, 14.2
Termination of the Architect	4.1.3
Termination of the Contractor	14.2.2
TERMINATION OR SUSPENSION OF THE CONTRACT	14
Tests and Inspections	3.1.3, 3.3.3, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 10.3.2, 11.4.1.1, 12.2.1, 13.5
TIME	8
Time, Delays and Extensions of	3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 7.5.1, 8.3, 9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Time Limits	2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2, 4.3, 4.4, 4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7, 14
Time Limits on Claims	4.3.2, 4.3.4, 4.3.8, 4.4, 4.5, 4.6
Title to Work	9.3.2, 9.3.3
UNCOVERING AND CORRECTION OF WORK	12
Uncovering of Work	12.1
Unforeseen Conditions	4.3.4, 8.3.1, 10.3
Unit Prices	4.3.9, 7.3.3.2
Use of Documents	1.1.1, 1.6, 2.2.5, 3.12.6, 5.3
Use of Site	3.13, 6.1.1, 6.2.1
Values, Schedule of	9.2, 9.3.1
Waiver of Claims by the Architect	13.4.2
Waiver of Claims by the Contractor	4.3.10, 9.10.5, 11.4.7, 13.4.2
Waiver of Claims by the Owner	4.3.10, 9.9.3, 9.10.3, 9.10.4, 11.4.3, 11.4.5, 11.4.7, 12.2.2.1, 13.4.2, 14.2.4
Waiver of Consequential Damages	4.3.10, 14.2.4
Waiver of Liens	9.10.2, 9.10.4
Waivers of Subrogation	6.1.1, 11.4.5, 11.4.7
Warranty	3.5, 4.2.9, 4.3.5.3, 9.3.3, 9.8.4, 9.9.1, 9.10.4, 12.2.2, 13.7.1.3
Weather Delays	4.3.7.2
Work, Definition of	1.1.3
Written Consent	1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2
Written Interpretations	4.2.11, 4.2.12, 4.3.6
Written Notice	2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.4, 12.2.2, 13.3, 14
Written Orders	1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1

ARTICLE 1    GENERAL PROVISIONS

        1.1    BASIC DEFINITIONS

         1.1.1    THE CONTRACT DOCUMENTS

        The Contract Documents consist of the Agreement between Owner and Contractor (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor's bid or portions of Addenda relating to bidding requirements).

        1.1.2    THE CONTRACT

        The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Contractor, (2) between the Owner and a Subcontractor or Sub-subcontractor, (3) between the Owner and Architect or (4) between any persons or entities other than the Owner and Contractor. The Architect shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of the Architect's duties.

        1.1.3    THE WORK

        The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations. The Work may constitute the whole or a part of the Project.

        1.1.4    THE PROJECT

        The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.

        1.1.5    THE DRAWINGS

        The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

        1.1.6    THE SPECIFICATIONS

        The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.

        1.1.7    THE PROJECT MANUAL

        The Project Manual is a volume assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

        1.2    CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS

        1.2.1    The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the indicated results.

        1.2.2    Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

        1.2.3    Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

        1.3    CAPITALIZATION

        1.3.1    Terms capitalized in these General Conditions include those which are (1) specifically defined, (2) the titles of numbered articles and identified references to Paragraphs, Subparagraphs and Clauses in the document or (3) the titles of other documents published by the American Institute of Architects.

        1.4    INTERPRETATION

        1.4.1    In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

        1.5    EXECUTION OF CONTRACT DOCUMENTS

        1.5.1    The Contract Documents shall be signed by the Owner and Contractor. If either the Owner or Contractor or both do not sign all the Contract Documents, the Architect shall identify such unsigned Documents upon request.

        1.5.2    Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become generally familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

        1.6    OWNERSHIP AND USE OF DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS OF SERVICE

        1.6.1    The Drawings, Specifications and other documents, including those in electronic form, prepared by the Architect and the Architect's consultants are Instruments of Service through which the Work to be executed by the Contractor is described. The Contractor may retain one record set. Neither the Contractor nor any Subcontractor, Sub-subcontractor or material or equipment supplier shall own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect or the Architect's consultants, and unless otherwise indicated the Architect and the Architect's consultants shall be deemed the authors of them and will retain all common law, statutory and other reserved rights, in addition to the copyrights. All copies of Instruments of Service, except the Contractor's record set, shall be returned or suitably accounted for to the Architect, on request, upon completion of the Work. The Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants, and copies thereof furnished to the Contractor, are for use solely with respect to this Project. They are not to be used by the Contractor or any Subcontractor, Sub-subcontractor or material or equipment supplier on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner, Architect and the Architect's consultants. The Contractor, Subcontractors, Sub-subcontractors and material or equipment suppliers are authorized to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants appropriate to and for use in the execution of their Work under the Contract Documents. All copies made under this authorization shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Architect's or Architect's consultants' copyrights or other reserved rights.

ARTICLE 2    OWNER

        2.1    GENERAL

        2.1.1    The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner's approval or authorization. Except as otherwise provided in Subparagraph 4.2.1, the Architect does not have such authority. The term "Owner" means the Owner or the Owner's authorized representative.

        2.1.2    The Owner shall furnish to the Contractor within fifteen days after receipt of a written request, information necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic's lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner's interest therein.

        2.2    INFORMATION AND SERVICES REQUIRED OF THE OWNER

        2.2.1    The Owner shall, at the written request of the Contractor, prior to commencement of the Work and thereafter, furnish to the Contractor a copy of its most recent Balance Sheet. Furnishing of such evidence shall be a condition precedent to commencement or continuation of the Work. After such evidence has been furnished, the Owner shall not materially vary such financial arrangements without prior notice to the Contractor.

        2.2.2    Except for permits and fees, including those required under Subparagraph 3.7.1, which are the responsibility of the Contractor under the Contract Documents, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.

        2.2.3    The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site. The Contractor shall be entitled to rely on the accuracy of information furnished by the Owner but shall exercise proper precautions relating to the safe performance of the Work.

        2.2.4    Information or services required of the Owner by the Contract Documents shall be furnished by the Owner with reasonable promptness. Any other information or services relevant to the

Contractor's performance of the Work under the Owner's control shall be furnished by the Owner after receipt from the Contractor of a written request for such information or services.

        2.2.5    Unless otherwise provided in the Contract Documents, the Contractor will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

        2.3    OWNER'S RIGHT TO STOP THE WORK

        2.3.1    If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Paragraph 12.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Subparagraph 6.1.3.

        2.4    OWNER'S RIGHT TO CARRY OUT THE WORK

        2.4.1    If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Contractor a second written notice to correct such deficiencies within a three-day period. If the Contractor within such three-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including Owner's expenses and compensation for the Architect's additional services made necessary by such default, neglect or failure. Such action by the Owner and amounts charged to the Contractor are both subject to prior approval of the Architect. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.

ARTICLE 3    CONTRACTOR

        3.1    GENERAL

        3.1.1    The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Contractor" means the Contractor or the Contractor's authorized representative.

        3.1.2    The Contractor shall perform the Work in accordance with the Contract Documents and submittals approved pursuant to paragraph 3.12.

        3.1.3    The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architect's administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

        3.2    REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

        3.2.1    Since the Contract Documents are complementary, before starting each portion of the Work, the Contractor shall carefully study and compare the various Drawings and other Contract Documents relative to that portion of the Work, as well as the information furnished by the Owner pursuant to Subparagraph 2.2.3, shall take field measurements of any existing conditions related to that portion of the Work and shall observe any conditions at the site affecting it. These obligations are for the purpose of facilitating construction by the Contractor and are not for the purpose of discovering errors, omissions, or inconsistencies in the Contract Documents; however, any errors, inconsistencies or omissions discovered by the Contractor shall be reported promptly to the Architect as a request for information in such form as the Architect may require.

        3.2.2    Any design errors or omissions noted by the Contractor during this review shall be reported promptly to the Architect, but it is recognized that the Contractor's review is made in the Contractor's capacity as a contractor and not as a licensed design professional unless otherwise specifically provided in the Contract Documents. The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations, but any nonconformity discovered by or made known to the Contractor shall be reported promptly to the Architect and Owner.

        3.2.3    If the Contractor believes that additional cost or time is involved because of clarifications or instructions issued by the Architect in response to the Contractor's notices or requests for information pursuant to Subparagraphs 3.2.1 and 3.2.2, the Contractor shall make Claims as provided in Subparagraphs 4.3.6 and 4.3.7. If the Contractor fails to perform the obligations of Subparagraphs 3.2.1 and 3.2.2, the Contractor shall pay such costs and damages to the Owner as would have been avoided if the Contractor had performed such obligations. Except with respect to design-build work, the Contractor shall not be liable to the Owner or Architect for damages resulting from errors, inconsistencies or omissions in the Contract Documents unless the Contractor recognized such error, inconsistency, omission or difference and knowingly failed to report it to the Architect and Owner.

        3.3    SUPERVISION AND CONSTRUCTION PROCEDURES

        3.3.1    The Contractor shall supervise and direct the Work, using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Owner and Architect and shall not proceed with that portion of the Work without further written instructions from the Architect. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any resulting loss or damage.

        3.3.2    The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees, Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for or on behalf of the Contractor or any of its Subcontractors.

        3.3.3    The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

        3.4    LABOR AND MATERIALS

        3.4.1    Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, temporary water, temporary heat, temporary utilities, temporary toilets, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work. The Owner shall pay the cost of utility consumption once the project is connected to permanent utilities.

        3.4.2    The Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and in accordance with a Change Order or an approved submittal which specifically identifies the substitution.

        3.4.3    The Contractor shall enforce strict discipline and good order among the Contractor's employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

        3.5    WARRANTY

        3.5.1    The Contractor warrants to the Owner and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform to the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

        3.6    TAXES

        3.6.1    The Contractor shall pay sales, consumer, use and similar taxes for the Work provided by the Contractor which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

        3.7    PERMITS, FEES AND NOTICES

        3.7.1    Unless otherwise provided in the Contract Documents, the Owner shall secure and pay for the building permit and other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded. Items directly paid for by Owner shall not be included as part of the Cost of the Work for purposes of computing Contractor's Fee.

        3.7.2    The Contractor shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities applicable to performance of the Work.

        3.7.3    It is not the Contractor's responsibility to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

        3.7.4    If the Contractor performs Work knowing it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without such notice to the Architect and Owner, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction.

        3.8    ALLOWANCES

        3.8.1    The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities to whom the Contractor has reasonable objection.

        3.8.2    Unless otherwise provided in the Contract Documents:

  .1
  allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

  .2
  Contractor's costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the allowances;

  .3
  whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Clause 3.8.2.1 and (2) changes in Contractor's costs under Clause 3.8.2.2.

        3.8.3    Materials and equipment under an allowance shall be selected by the Owner in sufficient time to avoid delay in the Work.

        3.9    SUPERINTENDENT

        3.9.1    The Contractor shall employ a competent Project Manager and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

        3.10    CONTRACTOR'S CONSTRUCTION SCHEDULES

        3.10.1    The Contractor, promptly after being awarded the Contract, shall prepare and submit for the Owner's and Architect's information a Contractor's construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

        3.10.2    The Contractor shall prepare and keep current, for the Architect's approval, a schedule of submittals which is coordinated with the Contractor's construction schedule and allows the Architect reasonable time to review submittals.

        3.10.3    The Contractor shall perform the Work in general accordance with the most recent schedules submitted to the Owner and Architect.

        3.11    DOCUMENTS AND SAMPLES AT THE SITE

        3.11.1    The Contractor shall maintain at the site for the Owner one record copy of the Drawings, Specifications, Addenda, Change Orders and other Modifications, in good order and marked currently to record field changes and selections made during construction, and one record copy of approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Architect and shall be delivered to the Architect for submittal to the Owner upon completion of the Work.

        3.12    SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

        3.12.1    Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

        3.12.2    Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

        3.12.3    Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

        3.12.4    Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required by the Contract Documents the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect is subject to the limitations of Subparagraph 4.2.7. Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals which are not required by the Contract Documents may be returned by the Architect without action.

        3.12.5    The Contractor shall review for compliance with the Contract Documents, approve and submit to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors. Submittals which are not marked as reviewed for compliance with the Contract Documents and approved by the Contractor may be returned by the Architect without action.

        3.12.6    By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

        3.12.7    The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect.

        3.12.8    The Work shall be in accordance with approved submittals except that the Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect's approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Architect in writing of such deviation at the time of submittal and (1) the Architect has given written approval to the specific deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect's approval thereof.

        3.12.9    The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Architect on previous submittals. In the absence of such written notice the Architect's approval of a resubmission shall not apply to such revisions.

        3.12.10    The Contractor shall not be required to provide professional services which constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Contractor needs to provide such services in order to carry out the Contractor's responsibilities for construction means, methods, techniques, sequences and procedures. The Contractor shall not be required to provide professional services in violation of applicable law. If professional design services or certifications by a design professional related to systems, materials or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect will specify all performance and design criteria that such services must satisfy. The Contractor shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professional, if prepared by others, shall bear such professional's written approval when submitted to the Architect. The Owner and the Architect shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals, provided the Owner and Architect have specified to the Contractor all performance and design criteria that such services must satisfy. Pursuant to this Subparagraph 3.12.10, the Architect will review, approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Contractor shall not be responsible for the adequacy of the performance or design criteria required by the Contract Documents.

        3.13    USE OF SITE

        3.13.1    The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

        3.14    CUTTING AND PATCHING

        3.14.1    The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

        3.14.2    The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor's consent to cutting or otherwise altering the Work.

        3.15    CLEANING UP

        3.15.1    The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials.

        3.15.2    If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and the cost thereof shall be charged to the Contractor.

        3.16    ACCESS TO WORK

        3.16.1    The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.

        3.17    ROYALTIES, PATENTS AND COPYRIGHTS

        3.17.1    The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a copyright or a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect.

        3.18    INDEMNIFICATION

        3.18.1    To the greatest extent permitted by law, Contractor shall defend, indemnify and hold Owner and its respective employees, agents, and officers ("Indemnitees") harmless from and against any and all claims, losses, damages, or other liabilities, and any costs, expenses or fees, including attorney's fees, consultant and expert witness fees, investigation and/or court costs, on account of bodily injury, disease or death of any person (including employees of Contractor or its Subcontractors), or loss, injury, damage or destruction of any property, including the Work itself, directly or indirectly, allegedly or actually caused by, arising out of, or resulting from or incidental to any of Contractor's Work, or, the work of its Subcontractors, representatives, agents or employees of any of them, or any party for whom Contractor may be legally liable. Contractor's defense and indemnity obligations herein are in no way limited by the Contractor's requirement to provide the various insurance coverages specified elsewhere herein, including but not limited to the coverages of any workers' compensation, disability benefit or other similar statute.

        3.18.2    The following is specifically understood: 1) Contractor's defense obligations hereunder shall extend to all claimed losses or damages which have been caused in part by negligence or alleged negligence of Indemnitees, whether active or passive; 2) Contractor's indemnity obligations hereunder shall include losses or damage which are determined to be caused in part by the negligence of Indemnitees, whether active or passive; and 3) Contractor shall not be obligated to defend or indemnify Indemnitees for losses or damages caused by the sole negligence or willful misconduct of Indemnitees; and 4) This indemnity is not intended to extend to any claim or loss that arises from the negligence of the Architect or any of their consultants, agents or employees.

ARTICLE 4    ADMINISTRATION OF THE CONTRACT

        4.1    ARCHITECT

        4.1.1    The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Architect" means the Architect or the Architect's authorized representative.

        4.1.2    Duties, responsibilities and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner, Contractor and Architect. Consent shall not be unreasonably withheld.

        4.1.3    If the employment of the Architect is terminated, the Owner shall employ a new Architect against whom the Contractor has no reasonable objection and whose status under the Contract Documents shall be that of the former Architect.

        4.2    ARCHITECT'S ADMINISTRATION OF THE CONTRACT

        4.2.1    The Architect will provide administration of the Contract as described in the Contract Documents, and will be an Owner's representative (1) during construction, (2) until final payment is due and (3) with the Owner's concurrence, from time to time during the one-year period for correction of Work described in Paragraph 12.2. The Architect will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified in writing in accordance with other provisions of the Contract.

        4.2.2    The Architect, as a representative of the Owner, will visit the site at intervals appropriate to the stage of the Contractor's operations (1) to become generally familiar with and to keep the Owner informed about the progress and quality of the portion of the Work completed, (2) to endeavor to guard the Owner against defects and deficiencies in the Work, and (3) to determine in general if the Work is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. The Architect will neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Contractor's rights and responsibilities under the Contract Documents, except as provided in Subparagraph 3.3.1.

        4.2.3    The Architect will not be responsible for the Contractor's failure to perform the Work in accordance with the requirements of the Contract Documents. The Architect will not have control over or charge of and will not be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or any other persons or entities performing portions of the Work.

        4.2.4    Communications Facilitating Contract Administration. The Owner and Contractor shall endeavor to communicate directly with each other about matters arising out of or relating to the Contract. Communications by and with the Architect's consultants shall be through the Owner. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.

        4.2.5    Based on the Architect's evaluations of the Contractor's Applications for Payment, the Architect will review and certify the amounts due the Contractor and will issue Certificates for Payment in such amounts.

        4.2.6    The Architect will have authority to reject Work that does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable, the Architect will have authority to require inspection or testing of the Work in accordance with Subparagraphs 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

        4.2.7    The Architect will review and approve or take other appropriate action upon the Contractor's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect's action will be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors, while allowing sufficient time in the Architect's professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect's review of the Contractor's submittals shall not relieve the Contractor of the obligations under Paragraphs 3.3, 3.5 and 3.12. The Architect's review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

        4.2.8    The Architect will prepare Change Orders and Construction Change Directives, and may authorize minor changes in the Work as provided in Paragraph 7.4.

        4.2.9    The Architect will conduct inspections to determine the date or dates of Substantial Completion and the date of final completion, will receive and forward to the Owner, for the Owner's review and records, written warranties and related documents required by the Contract and assembled by the Contractor, and will issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents.

        4.2.10    If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect's responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

        4.2.11    The Architect will interpret and decide matters concerning performance under and requirements of, the Contract Documents on written request of either the Owner or Contractor. The Architect's response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness. If no agreement is made concerning the time within which interpretations required of the Architect shall be furnished in compliance with this Paragraph 4.2, then delay shall not be recognized on account of failure by the Architect to furnish such interpretations until 15 days after written request is made for them.

        4.2.12    Interpretations and decisions of the Architect will be consistent with the intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and initial decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor, will not show partiality to either.

        4.2.13    The Architect's decisions on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract Documents.

        4.3    CLAIMS AND DISPUTES

        4.3.1    Definition. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. Claims must be initiated by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

        4.3.2    Time Limits on Claims. Claims by either party must be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be initiated by written notice to the Architect and the other party.

        4.3.3    Continuing Contract Performance. Pending final resolution of a Claim except as otherwise agreed in writing or as provided in Subparagraph 9.7.1 and Article 14, the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

        4.3.4    Claims for Concealed or Unknown Conditions. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party no later than 21 days after first observance of the conditions. The Architect will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor's cost of, or time required for, performance of any part of the Work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall so notify the Owner and Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within 21 days after the Architect has given notice of the decision. If the conditions encountered are materially different, the Contract Sum and Contract Time shall be equitably adjusted, but if the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be referred to the Architect for initial determination, subject to further proceedings pursuant to Paragraph 4.4.

        4.3.5    Claims for Additional Cost. If the Contractor wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Paragraph 10.6.

        4.3.6    If the Contractor believes additional cost is involved for reasons including but not limited to (1) a written interpretation from the Architect, (2) an order by the Owner to stop the Work where the Contractor was not at fault, (3) a written order for a minor change in the Work issued by the Architect, (4) failure of payment by the Owner, (5) termination of the Contract by the Owner, (6) Owner's suspension or (7) other reasonable grounds, Claim shall be filed in accordance with this Paragraph 4.3.

        4.3.7    Claims for Additional Time

        4.3.7.1    If the Contractor wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Contractor's Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.

        4.3.7.2    If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated and had an adverse effect on the scheduled construction. See Section A.1(b)(2) of Addendum No. 1 for definition of Permitted Delays.

        4.3.8    Injury or Damage to Person or Property. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

        4.3.9    If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

        4.3.10    Claims for Consequential Damages. The Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes:

  .1
  damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

  .2
  damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work.

This mutual waiver is applicable, without limitation, to all consequential damages due to either party's termination in accordance with Article 14. Nothing contained in this Subparagraph 4.3.10 shall be deemed to preclude an award of liquidated direct damages, when applicable, in accordance with the requirements of the Contract Documents.

        4.4    RESOLUTION OF CLAIMS AND DISPUTES

        4.4.1    Decision of Architect. Claims, including those alleging an error or omission by the Architect but excluding those arising under Paragraphs 10.3 through 10.5, shall be referred initially to the Owner for decision who may involve the Architect in the resolution of the claims.

        4.4.2    The Owner will review Claims and within ten days of the receipt of the Claim take one or more of the following actions: (1) request additional supporting data from the claimant or a response with supporting data from the other party, (2) reject the Claim in whole or in part, (3) approve the Claim, or (4) suggest a compromise.

        4.5    MEDIATION

        4.5.1    Any Claim arising out of or related to the Contract 60 days after submission of the Claim to the Owner, be subject to mediation as a condition precedent to arbitration or the institution of legal or equitable proceedings by either party.

        4.5.2    The parties shall endeavor to resolve their Claims by mediation which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Mediation Rules of the American Arbitration Association currently in effect. Request for mediation shall be filed in writing with the other party to the Contract and with the American Arbitration Association. The request may be made concurrently with the filing of a demand for arbitration but, in such event, mediation shall proceed in advance of arbitration or legal or equitable proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a longer period by agreement of the parties or court order.

        4.5.3    The parties shall share the mediator's fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction thereof.

        4.6    ARBITRATION

        4.6.1    Any Claim arising out of or related to the Contract, except Claims relating to aesthetic effect and except those waived as provided for in Subparagraphs 4.3.10, 9.10.4 and 9.10.5, may, after decision by the Owner or 30 days after submission of the Claim to the Owner, be submitted to binding arbitration if agreed by the parties. Prior to arbitration, the parties shall endeavor to resolve disputes by mediation in accordance with the provisions of Paragraph 4.5.

        4.6.2    Claims not resolved by mediation may be decided by arbitration which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect. Any request for arbitration shall be filed in writing with the other party to the Contract.

        4.6.3    Any request for arbitration shall be made within the time limits specified in Subparagraphs 4.4.6 and 4.6.1 as applicable, and in other cases within a reasonable time after the

Claim has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such Claim would be barred by the applicable statute of limitations as determined pursuant to Paragraph 13.7.

        4.6.4    Limitation on Consolidation or Joinder. No arbitration shall include, by consolidation or joinder or in any other manner, parties other than the Owner, Contractor, a separate contractor as described in Article 6 and other persons substantially involved in a common question of fact or law whose presence is required if complete relief is to be accorded in arbitration. No person or entity other than the Owner, Contractor or a separate contractor as described in Article 6 shall be included as an original third party or additional third party to an arbitration whose interest or responsibility is insubstantial. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of a Claim not described therein or with a person or entity not named or described therein. The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

        4.6.5    Claims and Timely Assertion of Claims. The party filing a request for arbitration must assert in the request all Claims then known to that party on which arbitration is requested.

        4.6.6    Judgment on Final Award. The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

ARTICLE 5    SUBCONTRACTORS

        5.1    DEFINITIONS

        5.1.1    A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a separate contractor or subcontractors of a separate contractor.

        5.1.2    A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

        5.2    AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

        5.2.1    Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Owner will promptly reply to the Contractor in writing stating whether or not the Owner, after due investigation, has reasonable objection to any such proposed person or entity. Failure of the Owner to reply within five (5) days shall constitute notice of no reasonable objection.

        5.2.2    The Contractor shall not contract with a proposed person or entity to whom the Owner has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

        5.2.3    If the Owner has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner has no reasonable objection. If the proposed but rejected Subcontractor was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute Subcontractor's Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.

        5.2.4    The Contractor shall not change a Subcontractor, person or entity previously selected if the Owner or Architect makes reasonable objection to such substitute.

        5.3    SUBCONTRACTUAL RELATIONS

        5.3.1    By appropriate agreement, written where legally required for validity, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety to the Subcontractor's Work, which the Contractor, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

        5.3.2    The Owner is expressly designated a third-party beneficiary of the subcontracts between Contractor and its Subcontractors.

        5.4    CONTINGENT ASSIGNMENT OF SUBCONTRACTS

        5.4.1    Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

  .1
  assignment is effective only after termination of the Contract by the Owner for cause pursuant to Paragraph 14.2 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor and Contractor in writing; and

  .2
  assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

        5.4.2    Upon such assignment, if the Work has been suspended for more than 30 days, the Subcontractor's compensation shall be equitably adjusted for increases in cost resulting from the suspension.

ARTICLE 6    CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

        6.1    OWNER'S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

        6.1.1    The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided in Paragraph 4.3.

        6.1.2    When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term "Contractor" in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.

        6.1.3    The Owner shall provide for coordination of the activities of the Owner's own forces and of each separate contractor with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with other separate contractors and the Owner in reviewing their construction schedules when directed to do so. The Contractor shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Contractor, separate contractors and the Other until subsequently revised.

        6.1.4    Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner's own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the Contractor under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this Article 6 and Articles 10, 11 and 12.

        6.2    MUTUAL RESPONSIBILITY

        6.2.1    The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor's construction and operations with theirs as required by the Contract Documents.

        6.2.2    If part of the Contractor's Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner's or separate contractor's completed or partially completed construction is fit and proper to receive the Contractor's Work, except as to defects not then reasonably discoverable.

        6.2.3    The Owner shall be reimbursed by the Contractor for costs incurred by the Owner which are payable to a separate contractor because of delays, improperly timed activities or defective construction of the Contractor. The Owner shall be responsible to the Contractor for costs incurred by the Contractor because of delays, improperly timed activities, damage to the Work or defective construction of a separate contractor.

        6.2.4    The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or separate contractors as provided in Subparagraph 10.2.5.

        6.2.5    The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Subparagraph 3.14.

        6.3    OWNER'S RIGHT TO CLEAN UP

        6.3.1    If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and the Architect will allocate the cost among those responsible.

ARTICLE 7    CHANGES IN THE WORK

        7.1    GENERAL

        7.1.1    Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

        7.1.2    A Change Order shall be based upon agreement among the Owner and, Contractor; a Construction Change Directive requires agreement by the Owner and Architect and may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Architect alone.

        7.1.3    Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

        7.2    CHANGE ORDERS

        7.2.1    A Change Order is a written instrument prepared by the Architect and signed by the Owner and Contractor stating their agreement upon all of the following:

  .1
  change in the Work;

  .2
  the amount of the adjustment, if any, in the Contract Sum; and

  .3
  the extent of the adjustment, if any, in the Contract Time.

    See Section B.6 of Addendum No. 1.

        7.2.2    Methods used in determining adjustments to the Contract Sum may include those listed in Subparagraph 7.3.3.

        7.3    CONSTRUCTION CHANGE DIRECTIVES

        7.3.1    A Construction Change Directive is a written order prepared by the Architect and signed by the Owner and Architect, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

        7.3.2    A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

        7.3.3    If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:

  .1
  mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

  .2
  unit prices stated in the Contract Documents or subsequently agreed upon;

  .3
  cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

  .4
  as provided in Subparagraph 7.3.6.

        7.3.4    Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Owner of the Contractor's agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

        7.3.5    A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

        7.3.6    If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Owner on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, a reasonable allowance for overhead and profit. In such case, and also under Clause 7.3.3.3, the Contractor shall keep and present, in such form as the Owner may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Subparagraph 7.3.6 shall be limited to the following:

  .1
  costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or otherwise paid by Contractor, and workers' compensation insurance;

  .2
  costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

  .3
  rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

  .4
  costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

  .5
  additional costs of supervision and field office personnel directly attributable to the change.

        7.3.7    The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Architect. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

        7.3.8    Pending final determination of the total cost of a Construction Change Directive to the Owner, amounts not in dispute for such changes in the Work shall be included in Applications for Payment accompanied by a Change Order indicating the parties' agreement with part or all of such costs. For any portion of such cost that remains in dispute, the Architect will make an interim determination for purposes of monthly certification for payment for those costs. That determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of either party to disagree and assert a claim in accordance with Article 4.

        7.3.9    When the Owner and Contractor agree concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

        7.4    MINOR CHANGES IN THE WORK

        7.4.1    The Architect will have authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes shall be effected by written order and shall be binding on the Owner and Contractor. The Contractor shall carry out such written orders promptly.

ARTICLE 8    TIME

        8.1    DEFINITIONS

        8.1.1    Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

        8.1.2    The date of commencement of the Work is the date established in the Agreement.

        8.1.3    The date of Substantial Completion is the date certified by the Architect in accordance with Paragraph 9.8.

        8.1.4    The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

        8.2    PROGRESS AND COMPLETION

        8.2.1    Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

        8.2.2    The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article II to be furnished by the Contractor and Owner. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by the Contract Documents or a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

        8.2.3    The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

        8.3    DELAYS AND EXTENSIONS OF TIME

        8.3.1    If the Contractor is delayed at any time in the commencement of progress of the Work by an act or neglect of the Owner or Architect, or of an employee of either, or of a separate contractor employed by the Owner, or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Contractor's control, or by delay authorized by the Owner pending mediation and arbitration, or by other causes which the Architect determines may justify delay, then the Contract Time shall be extended by Changes Order for such reasonable time as the Architect and Owner may determine.

        8.3.2    Claims relating to time shall be made in accordance with applicable provisions of Paragraph 4.3.

        8.3.3    This Paragraph 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents.

ARTICLE 9    PAYMENTS AND COMPLETION

        9.1    CONTRACT SUM

        9.1.1    The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

        9.2    SCHEDULE OF VALUES

        9.2.1    Before the first Application for Payment, the Contractor shall submit to the Architect and Owner a schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect or Owner, shall be used as a basis for reviewing the Contractor's Applications for Payment.

        9.3    APPLICATIONS FOR PAYMENT

        9.3.1    At least ten days before the date established for each progress payment, the Contractor shall submit to the Architect an itemized Application for Payment for operations completed in accordance with the schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Contractor's right to payment as the Owner or Architect may reasonably require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for in the Contract Documents, and conditional mechanics lien releases form all parties receiving payment.

        9.3.1.1    As provided in Subparagraph 7.3.8, such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives, or by interim determinations of the Architect, but not yet included in Change Orders.

        9.3.1.2    Such applications may not include requests for payment for portions of the Work for which the Contractor does not intend to pay to a Subcontractor or material supplier, unless such Work has been performed by others whom the Contractor intends to pay.

        9.3.2    Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. Payment will similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

        9.3.3    The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor's knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

        9.4    CERTIFICATES FOR PAYMENT

        9.4.1    The Architect will, within seven days after receipt of the Contractor's Application for Payment, either issue to the Owner a Certificate for Payment, with a copy to the Contractor, for such amount as the Architect determines is properly due, or notify the Contractor and Owner in writing of the Architect's reasons for withholding certification in whole or in part as provided in Subparagraph 9.5.1.

        9.4.2    The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner, based on the Architect's evaluation of the Work and the data comprising the Application for Payment, that the Work has progressed to the point indicated and that, to the best of the Architect's knowledge, information and belief, the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to the completion and to specific qualifications expressed by the Architect. The issuance of a Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor's right to payment, or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

        9.5    DECISIONS TO WITHHOLD CERTIFICATION

        9.5.1    The Architect may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Architect's opinion the representations to the Owner required by Subparagraph 9.4.2 cannot be made. If the Architect is unable to certify payment in the amount of the Application, the Architect will notify the Contractor and Owner as provided in Subparagraph 9.4.1. If the Contractor and Architect cannot agree on a revised amount, the Architect will promptly issue a Certificate for Payment for the amount for which the Architect is able to make such representations to the Owner. The Architect may also withhold a Certificate for Payment or, because of subsequently discovered evidence, may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Architect's opinion to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Subparagraph 3.3.2, because of:

  .1
  defective Work not remedied;

  .2
  third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Contractor;

  .3
  failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

  .4
  reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

  .5
  damage to the Owner or another contractor;

  .6
  reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages recoverable under the contract for the anticipated delay; or

  .7
  persistent failure to carry out the Work in accordance with the Contract Documents.

        9.5.2    When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

        9.6    PROGRESS PAYMENTS

        9.6.1    After the Architect has issued a Certificate for Payment and Owner has approved the same, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Architect.

        9.6.2    The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of such Subcontractor's portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner.

        9.6.3    The Architect will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Architect and Owner on account of portions of the Work done by such Subcontractor.

        9.6.4    Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

        9.6.5    Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3 and 9.6.4.

        9.6.6    A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

        9.6.7    Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors and suppliers shall be held by the Contractor for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account not commingled with money of the Contractor, shall create any fiduciary liability or tort liability on the part of the Contractor for breach of trust or shall entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.

        9.7    FAILURE OF PAYMENT

        9.7.1    If the Architect does not issue a Certificate for Payment, through no fault of the Contractor, within seven days after receipt of the Contractor's Application for Payment, or if the

Owner does not pay the Contractor within seven days after the date established in the Contract Documents the amount certified by the Architect or awarded by arbitration, then the Contractor may, upon seven additional days' written notice to the Owner and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor's reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Contract Documents.

        9.8    SUBSTANTIAL COMPLETION

        9.8.1    Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work for its intended use.

        The term "Substantial Completion" shall mean substantial completion of construction of the Project in accordance with the final Plans, Construction Documents, and applicable Governmental Construction Requirements, subject only to completion of the Punchlist, so that owner can lawfully occupy and conduct its business at the Project. Substantial Completion shall be evidenced by: (1) a Certificate of Substantial Completion on standard AIA Form G-704 executed by the Project Architect; (2) a written certification of Contractor that Contractor's Work has been completed in accordance with applicable Governmental Construction Requirements, the Final Plans and the Construction Documents; (3) a certificate of occupancy (or temporary certificate of occupancy or its equivalent. e.g., final inspection authorizing issuance of a certificate of occupancy) for the Building issued by the appropriate governmental authority; and (4) all other certificates and permits (or final inspection authorizing issuance of such certificates or permits) which evidence completion of construction of the Building in accordance with the Contract Documents and which are required by Governmental Requirements for lawful occupancy of the Building by Tenant. Contractor acknowledges and agrees that Substantial Completion shall not have been achieved unless and until the plumbing, HVAC, electrical, and all other utility systems which serve the Building and which are required by the Construction Documents have been installed and are operational in normal working order. Design of the Project shall be completed so that Substantial Completion for Phase 1B can be obtained by April 11, 2003, and for all other Major Sectors of work as provided by Table A.5 of Addendum No. 1.

        9.8.2    When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Architect a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents.

        9.8.3    Upon receipt of the Contractor's list, the Architect will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Architect's inspection discloses any item, whether or not included on the Contractor's list, which is not sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Architect. In such case, the Contractor shall then submit a request for another inspection by the Architect to determine Substantial Completion.

        9.8.4    When the Work or designated portion thereof is substantially complete, the Architect will prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, at which time the Owner shall assume responsibility for security, maintenance, heat, utilities, damage to the Work and insurance, of completed work. After commencement of Owner FF&E and equipment testing or conversion from temporary utilities to permanent metering in each Phase, whichever occurs first, the Owner shall pay for utility service costs. Warranties required by the Contract

Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion. Such portions of the Work shall correspond to the Major Sectors specified in specified in Addendum No. 1.

        9.8.5    The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such Certificate. Upon such acceptance and consent of surety, if any, the Owner shall make payment of retainage applying to such Work or designated portion thereof. Such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Contract Documents.

        9.9    PARTIAL OCCUPANCY OR USE

        9.9.1    The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Clause 11.4.1.5 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the Architect as provided under Subparagraph 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect.

        9.9.2    Immediately prior to such partial occupancy or use, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

        9.9.3    Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

        9.10    FINAL COMPLETION AND FINAL PAYMENT

        9.10.1    Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect will promptly make such inspection and, when the Architect finds the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly issue a final Certificate for Payment stating that to the best of the Architect's knowledge, information and belief, and on the basis of the Architect's on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in the final Certificate is due and payable. The Architect's final Certificate for Payment will constitute a further representation that conditions listed in Subparagraph 9.10.2 as precedent to the Contractor's being entitled to final payment have been fulfilled.

        9.10.2    Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Architect (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner's property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be reasonably designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor shall indemnify the Owner against such lien and in the event such lien is filed, either issue the payment required to discharge the lien or, if Contractor disputes the lien claim, file a bond in accordance with statutory requirements to cause the Project and the property on which it is built to be discharged from the lien.

        9.10.3    If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Architect so confirms, the Owner shall, upon application by the Contractor and certification by the Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

        9.10.4    The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

  .1
  liens, Claims, security interest or encumbrances arising out of the Contract and unsettled;

  .2
  failure of the Work to comply with the requirements of the Contract Documents; or

  .3
  terms of special warranties required by the Contract Documents.

        9.10.5    Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

ARTICLE 10    PROTECTION OF PERSONS AND PROPERTY

        10.1    SAFETY PRECAUTIONS AND PROGRAMS

        10.1.1    The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

        10.2    SAFETY OF PERSONS AND PROPERTY

        10.2.1    The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

  .1
  employees on the Work and other persons who may be affected thereby;

  .2
  the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor's Subcontractors or Sub-subcontractors; and

  .3
  other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

        10.2.2    The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

        10.2.3    The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

        10.2.4    When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

        10.2.5    The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Clauses 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Clauses 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor's obligations under Paragraph 3.18.

        10.2.6    The Contractor shall designate a responsible member of the Contractor's organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor's superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

        10.2.7    The Contractor shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

        10.3    HAZARDOUS MATERIALS

        10.3.1    If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and Architect in writing.

        10.3.2    The Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Contractor and, in the event such material or substance is found to be present, to verify that it has been rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Contractor will promptly reply to the Owner in writing stating whether or not either has reasonable objection to the persons or entities proposed by the Owner. If the contractor has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Contractor has no reasonable objection. When the material or substance has been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and Contractor. The Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Contractor's reasonable additional costs of shut-down, delay and start-up, which adjustments shall be accomplished as provided in Article 7.

        10.3.3    To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, and its Subcontractors, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance presents the risk of bodily injury or death as described in Subparagraph 10.3.1 and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) and provided that such damage, loss or expense is not due to the sole negligence of a party seeking indemnity.

        10.4    The Owner shall not be responsible under Paragraph 10.3 for materials and substances brought to the site by the Contractor unless such materials or substances were required by the Contract Documents.

        10.5    If, without negligence on the part of the Contractor, the Contractor is held liable for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Contract Documents, the Owner shall indemnify the Contractor for all cost and expense thereby incurred.

        10.6    EMERGENCIES

        10.6.1    In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor's discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Paragraph 4.3 and Article 7.

ARTICLE 11    INSURANCE AND BONDS

        11.1    CONTRACTOR'S LIABILITY INSURANCE

        11.1.1    The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Contractor from claims set forth below which may arise out of or result from the Contractor's operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

  .1
  claims under workers' compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed;

  .2
  claims for damages because of bodily injury, occupational sickness or disease, or death of the Contractor's employees;

  .3
  claims for damages because of bodily injury, sickness or disease, or death of any person other than the Contractor's employees;

  .4
  claims for damages insured by usual personal injury liability coverage;

  .5
  claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

  .6
  claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle;

  .7
  claims for bodily injury or property damage arising out of completed operations; and

  .8
  claims involving contractual liability insurance applicable to the Contractor's obligations under Paragraph 3.18.

        11.1.2    The insurance required by Subparagraph 11.1.1 shall be written for not less than limits of liability specified in the Contract Documents or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment. The Contractor shall name the Owner and Architect as additional insureds on all of the policies described in Paragraph 11.1.1, which coverage shall include completed operations. The foregoing satisfies the "written contract" requirement of the last paragraph of the Blanket Additional Insured endorsement to the Contractor's General Liability policy.

        11.1.3    Copies of endorsements and Certificates of insurance shall be filed with the Owner, and the Owner shall have 30 days to object to the nature of the endorsements supplied by Contractor. If no objection is received within 30 days of the Owner's receipt of the certificates and endorsements from the Contractor, such certificates and endorsements shall be deemed acceptable to the Owner. These certificates and the insurance policies required by this Paragraph 11.1 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment and are reasonably available, an additional certificate evidencing continuation of such coverage shall be submitted with the final Application for Payment as required by Subparagraph 9.10.2. Information concerning reduction of coverage on account of revised limits or claims paid under the General Aggregate, or both, shall be furnished by the Contractor with reasonable promptness in accordance with the Contractor's information and belief.

        11.2    OWNER'S LIABILITY INSURANCE

        11.2.1    The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance.

        11.3    PROJECT MANAGEMENT PROTECTIVE LIABILITY INSURANCE

        11.3.1

        11.4    PROPERTY INSURANCE

        11.4.1    Unless otherwise provided, the Contractor shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance written on a builder's risk "all-risk" or equivalent policy form in the amount of the initial Contract Sum, plus value of subsequent Contract modifications and cost of materials supplied or installed by others, comprising total value for the entire Project at the site on a replacement cost basis with deductibles of $10,000 for all perils except flood which has a $100,000 deductible and earthquake which is 5% of the value at risk at time of loss subject to a $250,000 minimum. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Paragraph 9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Paragraph 11.4 to be covered, whichever is later. This insurance shall include interests of the Owner, the Contractor, Subcontractors and Sub-subcontractors in the Project.

        11.4.1.1    Property insurance shall be on an "all-risk" or equivalent policy form and shall include, without limitation, insurance against the perils of fire (with extended coverage) and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, earthquake, flood, windstorm, falsework, testing and startup, resultant damage from defective workmanship, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect's and Contractor's services and expenses required as a result of such insured loss.

        11.4.1.2    If the Owner does not intend to purchase such property insurance required by the Contract and with all of the coverages in the amount described above, the Owner shall so inform the Contractor in writing prior to commencement of the Work. The Contractor may then effect insurance which will protect the interests of the Contractor, Subcontractors and Sub-subcontractors in the Work, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Contractor is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, without so notifying the Contractor in writing, then the Owner shall bear all reasonable costs properly attributable thereto.

        11.4.1.3    If the property insurance requires deductibles, the Owner shall pay costs not covered because of such deductibles.

        11.4.1.4    This property insurance shall cover portions of the Work stored off the site, and also portions of the Work in transit.

        11.4.1.5    Partial occupancy or use in accordance with Paragraph 9.9 shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Contractor shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.

        11.4.2    Boiler and Machinery Insurance. The Contractor shall purchase and maintain boiler and machinery insurance required by the Contract Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner, this insurance shall include interests of the Owner, Contractor, Subcontractors and Sub-subcontractors in the Work, and the Owner and Contractor shall be named insureds.

        11.4.3    Loss of Use Insurance. The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused. The Owner waives all rights of action against the Contractor for loss of use of the Owner's property, including consequential losses due to fire or other hazards however caused.

        11.4.4    If the Contractor requests in writing that insurance for risks other than those described herein or other special causes of loss be included in the property insurance policy, the Owner shall, if possible, include such insurance, and the cost thereof shall be charged to the Contractor by appropriate Change Order.

        11.4.5    If during the Project construction period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Subparagraph 11.4.7 for damages caused by fire or other causes of loss covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

        11.4.6    Before an exposure to loss may occur, the Contractor shall file with the Owner a copy of each policy that includes insurance coverages required by this Paragraph 11.4. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire, and that its limits will not be reduced, until at least 30 days' prior written notice has been given to the Contractor.

        11.4.7    Waivers of Subrogation. The Owner and Contractor waive all rights against (1) each other and any of their subcontractors, sub-subcontractors, agents and employees, each of the other, and

(2) the Architect, Architect's consultants, separate contractors described in Article 6, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to this Paragraph 11.4 or other property insurance applicable to the Work, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner or Contractor, as appropriate, shall require of the Architect, Architect's consultants, separate contractors described in Article 6, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

        11.4.8    A loss insured under Owner's property insurance shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Subparagraph 11.4.10. The Contractor shall pay Subcontractors their just shares of insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.

        11.4.9    If required in writing by a party in interest, the Owner as fiduciary shall, upon occurrence of an insured loss, give bond for proper performance of the Owner's duties. The cost of required bonds shall be charged against proceeds received as fiduciary. The Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or in accordance with an arbitration award in which case the procedure shall be as provided in Paragraph 4.6. If after such loss no other special agreement is made and unless the Owner terminates the Contract for convenience, replacement of damaged property shall be performed by the Contractor after notification of a Change in the Work in accordance with Article 7.

        11.4.10    The Owner as fiduciary shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing within five days after occurrence of loss to the Owner's exercise of this power; if such objection is made, the dispute shall be resolved as provided in Paragraphs 4.5 and 4.6. The Owner as fiduciary shall, in the case of arbitration, make settlement with insurers in accordance with directions of the arbitrators. If distribution of insurance proceeds by arbitration is required, the arbitrators will direct such distribution.

        11.5    PERFORMANCE BOND AND PAYMENT BOND

        11.5.1    The Owner shall have the right to require the Contractor to furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract.

        11.5.2    Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall permit a copy to be made.

ARTICLE 12    UNCOVERING AND CORRECTION OF WORK

        12.1    UNCOVERING OF WORK

        12.1.1    If a portion of the Work is covered contrary to the Architect's request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Architect, be uncovered for the Architect's examination and be replaced at the Contractor's expense without change in the Contract Time.

        12.1.2    If a portion of the Work has been covered which the Architect has not specifically requested to examine prior to its being covered, the Architect may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner's expense. If such Work is not in accordance with the Contract Documents, correction shall be at the Contractor's expense unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.

        12.2    CORRECTION OF WORK

        12.2.1    BEFORE OR AFTER SUBSTANTIAL COMPLETION

        12.2.1.1    The Contractor shall promptly correct Work rejected by the Architect or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect's services and expenses made necessary thereby, shall be at the Contractor's expense.

        12.2.2    AFTER SUBSTANTIAL COMPLETION

        12.2.2.1    In addition to the Contractor's obligations under Paragraph 3.5, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Subparagraph 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the Contractor and give the Contractor an opportunity to make the correction, the Owner waives the rights to require correction by the Contractor and to make a claim for breach of warranty. If the Contractor fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner or Architect, the Owner may correct it in accordance with Paragraph 2.4.

        12.2.2.2    The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work.

        12.2.2.3    The one-year period for correction of Work shall not be extended by corrective Work performed by the Contractor pursuant to this Paragraph 12.2.

        12.2.3    The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

        12.2.4    The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor's correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

        12.2.5    Nothing contained in this Paragraph 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the one-year period for correction of Work as described in Subparagraph 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the Work.

        12.3    ACCEPTANCE OF NONCONFORMING WORK

        12.3.1    If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13    MISCELLANEOUS PROVISIONS

         13.1    GOVERNING LAW

        13.1.1    The Contract shall be governed by the law of the State of California.

        13.2    SUCCESSORS AND ASSIGNS

        13.2.1    The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Except as provided in Subparagraph 13.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other, which consent will not be unreasonably withheld. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

        13.2.2    The Owner may, without consent of the Contractor, assign the Contract to an institutional lender providing construction financing for the Project. In such event, the lender shall assume the Owner's rights and obligations under the Contract Documents. The Contractor shall execute all consents reasonably required to facilitate such assignment.

        13.3    WRITTEN NOTICE

        13.3.1    Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the last business address known to the party giving notice.

        13.4    RIGHTS AND REMEDIES

        13.4.1    Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

        13.4.2    No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

        13.5    TESTS AND INSPECTIONS

        13.5.1    Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Owner shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Architect and Owner's Test and Inspection entity timely notice of when and where tests and inspections are to be made so that the Architect may be present for such procedures.

        13.5.2    If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Subparagraph 13.5.1, the Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Architect and the Owner's Test and Inspection entity of when and where tests and inspections are to be made so that the Architect may be present for such procedures. Such costs, except as provided in Subparagraph 13.5.3, shall be at the Owner's expense.

        13.5.3    If such procedures for testing, inspection or approval under Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure including those of repeated procedures and compensation for the Architect's services and expenses shall be at the Contractor's expense.

        13.5.4    Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect.

        13.5.5    If the Architect is to observe tests, inspections or approvals required by the Contract Documents, the Architect will do so promptly and, where practicable, at the normal place of testing.

        13.5.6    Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

        13.6    INTEREST

        13.6.1    Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

        13.7    COMMENCEMENT OF STATUTORY LIMITATION PERIOD

        13.7.1    As between the Owner and Contractor:

  .1
  Before Substantial Completion.    As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any all events not later than such date of Substantial Completion;

  .2
  Between Substantial Completion and Final Certificate for Payment.    As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

  .3
  After Final Certificate for Payment.    As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any Warranty provided under Paragraph 3.5, the date of any correction of the Work or failure to correct the Work by the Contractor under Paragraph 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.

ARTICLE 14    TERMINATION OR SUSPENSION OF THE CONTRACT

        14.1    TERMINATION BY THE CONTRACTOR

        14.1.1    The Contractor may terminate the Contract if the Work is stopped for a period of 30 consecutive days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, for any of the following reasons:

  .1
  issuance of an order of a court or other public authority having jurisdiction which requires all Work to be stopped;

  .2
  an act of government, such as a declaration of national emergency which requires all Work to be stopped;

  .3
  because the Architect has not issued a Certificate for Payment and has not notified the Contractor of the reason for withholding certification as provided in Subparagraph 9.4.1, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents; or

  .4
  the Owner has failed to furnish to the Contractor promptly, upon the Contractor's request, reasonable evidence as required by Subparagraph 2.2.1.

        14.1.2    The Contractor may terminate the Contract if, through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Paragraph 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.

        14.1.3    If one of the reasons described in Subparagraph 14.1.1 or 14.1.2 exists, the Contractor may, upon seven days' written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

        14.1.4    If the Work is stopped for a period of 30 consecutive days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days' written notice to the Owner and the Architect, terminate the Contract and recover from the Owner as provided in Subparagraph 14.1.3.

        14.2    TERMINATION BY THE OWNER FOR CAUSE

        14.2.1    The Owner may terminate the Contract if the Contractor:

  .1
  persistently or repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

  .2
  fails to make payment to Subcontractors for materials or labor for which Contractor has been paid by Owner in accordance with the respective agreements between the Contractor and the Subcontractors;

  .3
  persistently disregards laws, ordinances, or rules, regulations or orders of a pubic authority having jurisdiction; or

  .4
  otherwise is guilty of substantial breach of a provision of the Contract Documents.

        14.2.2    When any of the above reasons exist, the Owner, upon certification by the Architect that sufficient cause exists to justify such action, may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor's surety, if any, seven days' written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

  .1
  take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

  .2
  accept assignment of subcontracts pursuant to Paragraph 5.4; and

  .3
  finish the Work by whatever reasonable method the Owner may deem expedient. Upon request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.

        14.2.3    When the Owner terminates the Contract for one of the reasons stated in Subparagraph 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

        14.2.4    If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect's services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, as the case may be, shall be certified by the Architect, upon application, and this obligation for payment shall survive termination of the Contract.

        14.3    SUSPENSION BY THE OWNER FOR CONVENIENCE

        14.3.1    The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

        14.3.2    The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Subparagraph 14.3.1. Adjustment of the Contract Sum shall include profit. No adjustment shall be made to the extent:

  .1
  that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

  .2
  that an equitable adjustment is made or denied under another provision of the Contract.

        14.4    TERMINATION BY THE OWNER FOR CONVENIENCE

        14.4.1    The Owner may, at any time, terminate the Contract for the Owner's convenience and without cause.

        14.4.2    Upon receipt of written notice from the Owner of such termination for the Owner's convenience, the Contractor shall:

  .1
  cease operations as directed by the Owner in the notice;

  .2
  take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

  .3
  except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.

        14.4.3    In case of such termination for the Owner's convenience, the Contractor shall be entitled to receive payment for Work executed, and costs incurred by reason of such termination, along with reasonable overhead and profit on the Work not executed.

EXHIBIT "A"
SCOPE OF WORK

        The basis of the scope is defined schematically in both the Hensel Phelps Construction Co. Schedule dated August 2, 2002, and AVRP Pricing Documents dated July 22, 2002. The scope is further defined in HPCC's August 9, 2002, "Cost Proposal" (Initial Budget Estimate), which includes Clarifications and Assumptions.

SCHEMATIC PRICING SET (25 Sheets) from AVRP dated 07/22/02

CS T01.00—Title Sheet
CS T01.01—Accessibility Notes
CS T01.02—Accessibility Notes
CS T01.03—Accessibility Site Plan

CS A01.01—Site Plan
CS A02.01—First Floor (Area A)
CS A02.02—First Floor (Area B)
CS A02.03—Second Floor (Area A)
CS A02.04—Second Floor (Area B)
CS A02.05—Third Floor (Area B)
CS A03.01—Door Schedule
CS A05.01—Roof Plan (Area A)
CS A05.02—Roof Plan (Area C)
CS A06.01—Exterior Elevations
CS A06.02—Exterior Elevations
CS A07.01—Building Sections
CS A07.02—Building Sections
CS A09.01—Enlarged Restroom Details

PS A02.01—Parking Level 1
PS A02.02—Parking Level 2
PS A02.03—Parking Level 3
PS A02.04—Parking Level 4
PS A02.05—Parking Level 5
PS A06.01—Parking Structure Exterior Elevations
PS A07.01—Parking Structure Section

SPECIFICATIONS

        The Specifications have not been provided. All parties will negotiate in good faith to incorporate these documents into the Contract by Change Order.

EXHIBIT "B"

HENSEL PHELPS CONSTRUCTION CO.

CYMER, Inc., CSD—6 PERSONNEL

STAFF POSITION	NAME	Start Date	MOS.
CONSTRUCTION-TO FINAL COMPLETION			13.5
Project Manager	John Goodman	6/24/02	15
Estimator/Buyout	Ken Ketchum	7/22/02	5
Supt - Site/CP/Park Gar	Scott Vernon	7/15/02	11
Supt - Phase 1/2 Shell	Keith Jester	10/1/02	13
Superintendent - Shift/TI	Mike Pilling	9/1/02	9
Project Engineer	Alex Begg	7/22/02	15
Office Engineer #1	Scott McBrayer	8/26/02	9
Office Engineer #2	TBD	10/1/02	9
Office Engineer #3	Steve Rudisill	7/29/02	14
Office Engineer #4	TBD	9/23/02	10
Field Engineer #1 (Selfwork)	Dave Lydick	8/26/02	10
Field Engineer #2	Brian Shoemaker	8/5/02	15
Field Engineer #3	Chris McCoy	9/1/02	12
Field Engineer #4 (Selfwork)	TBD	11/1/02	8
Field Engineer #5	David Dion	9/1/02	13
Office Manager	Jody Ideker	8/5/02	15
DESCRIPTION		MONTHS	MONTHS

EXHIBIT "C"
CONCEPT SCHEDULE—AUGUST 2, 2002

Activity Name	Start Date	Finish Date
DESIGN
Site Civil Drawings
Grading/Site Utility & Site Retaining Wall Docs for Permit/Bidding	7/9/02	7/19/02
PHASE 1 DESIGN
Ph 1A: Building 1 Shell (Areas A, B & C)
Core & Shell Schematic Design Documents Building 1	6/17/02	7/12/02
Structural Design For Warehouse Purchase Building 1	7/8/02	7/12/02
Core & Shell Design Development Docs Building 1	7/15/02	8/9/02
100% Structural to Release Steel Building 1		8/9/02
Structural Documents for Permit/Misc Bids Building 1	7/15/02	8/9/02
Underslab Utilities Documents for Permit Building 1	7/15/02	9/2/02
Balance Core & Shell Documents for Permit/Misc Bids Building 1	8/12/02	10/11/02
Ph 1B: Manufacturing (Area A/Lev-1) & Central Plant TI
TI Schematic Docs (Includ. MEP)-Area A/Lev-1 Manuf/Util Corr/Central Plant	7/8/02	7/26/02
TI Design Development Docs-Area A/Lev-1 Manuf/Util Corr/Central Plant	7/29/02	8/23/02
Mockup/Evaluate/Select Demountable Wall System-Area A/Lev-1 Manuf	7/29/02	9/6/02
TI Const Docs for Permit/Bids-Area A/Lev-1 Manuf/Util Corr/Cent Plant	8/26/02	10/25/02
PHASE 2 DESIGN
Ph 2A: Building 2-Parking Structure
Parking Garage Schematic Design	7/8/02	7/26/02
Parking Garage Design Development Docs	7/29/02	8/23/02
Parking Garage Const Docs for Permit/Bids	8/26/02	10/11/02
Ph 2B: Lobby/Offices/Breezeway (Area A/Lev-2) TI
TI Schematic Docs-Lobby & Area A/Lev-2 Offices/Breezeway & Misc.	7/8/02	7/26/02
TI Design Development Docs-Lobby & Area A/Lev-2 Offices/Breezeway & Misc.	7/29/02	9/20/02
TI Const Docs for Permit/Bids-Lobby & Area A/Lev-2 Offices Breezeway & Misc	9/23/02	11/15/02
Ph 2C: Offices (Area B/Lev-2) TI
TI Schematic Docs-Area B/Lev-2 Offices	10/21/02	11/22/02
TI Design Development Docs-Area B/Lev-2 Offices	11/25/02	1/10/03
TI Const Docs for Permit/Bids-Area B/Lev-2 Offices	1/13/03	2/21/03
PERMITS
Site Civil Permit
Grading, Site Retaining Walls and Site Utilities (4 Wks)	7/22/02	8/9/02
-Soils Engr. Provides Final As-Graded Report		9/11/02
-Civil Engr. Provides Certification of Grades Bldg 1		9/11/02

1

PHASE 1 PERMITS
Ph 1A: Building 1 Shell (Areas A, B & C)
Struct. Permit-Foundations/Bldg Retaining Walls/Struct Steel/Concrete Building 1	8/9/02	9/6/02
Underslab Utilities Permit-Building 1	8/9/02	9/6/02
Balance Shell Permit including Exterior Struct. Studs/Misc. Structural-Building 1	10/14/02	11/8/02
Ph. 1B: Manuf. (Area A/Lev 1) & Cent. Plant TI Permit
TI Permit-Area A/Lev-1 Manuf/Central Plant (as Req)/Utility Corridor	10/28/02	11/22/02
Temp Cert. of Occup.-TI Manuf. Area A/Lev-1: Includes Central Plant As Req & Util Corr		4/11/03
PHASE 2 PERMITS
Ph 2A: Parking Structure Permit
Parking Garage Permit	10/14/02	11/15/02
Parking Garage Underslab Utilities Permit	10/14/02	11/15/02
Temp. Cert. of Occup.-Parking Garage		7/25/03
Ph 2B: Lobby/Office/Brzewy (Area A/Lev 2) TI Permit
TI Permit-Lobby & Area A/Lev 2 Offices/Breezeway & Misc. Areas	11/18/02	12/13/02
Temp. Cert. of Occup.-TI Lobby & Area A/Lev 2 Offices/Breezeway & Misc. Areas		7/25/03
Ph 2C: Office (Area B/Lev 2) TI Permit
TI Permit-Area B/Lev-2 Offices	2/24/03	3/14/03
Temp. Cert. of Occup.-TI Area B/Level 2 Offices		10/10/03
CONSTRUCTION
Site Grading/Str. Excav./Site Utilities
Clear and Grub Site	8/12/02	8/16/02
Mass Grading and Rough Pad Preparation/Erosion Control Building #1	8/14/02	8/28/02
Overexcavate & Controlled Fill Pad for Building #1	8/14/02	9/04/02
-Soils Engr. Provides Final As-Graded Report Building #1		9/11/02
-Civil Engr. Provides Certification of Grades Bldg 1		9/11/02
Site Utilities & Utility Structures-North Half Site	9/9/02	10/18/02
Site Utilities & Utility Structures-South Half Site	12/9/02	1/31/03
Phase 1: Bldg 1 Shell/TI Manufacturing & Cent Plant
Areas A & C (Central Plant) Shell
Order/Fabricate Steel-Building 1 (=Areas A, B & C)	8/9/02	10/25/02
Excav/Rebar Founds for Areas A & C Bldg Ret. Walls (includes Cent. Plant/Util Yard)	9/4/02	10/4/02
Underslab Utilities—Building 1 Areas A & C	9/4/02	10/11/02
Place Founds for Areas A & C & Bldg Ret. Walls (Incl. Cent. Plant/Util Yard)	9/9/02	10/4/02
Balance Foundations/Footings for Areas A & C	9/16/02	10/18/02
Building Retaining Walls (Includes Central Plant/Utility Yard)	9/11/02	11/1/02

2

Slab on Grade/Pits—Areas A & C	10/7/02	10/25/02
Waterproof/Backfill Building Retaining Walls—Areas A & C	10/28/02	11/15/02
Steel Erection—Area A & Area C	10/28/02	11/22/02
Metal Deck Areas A & C/Level 2	11/4/02	11/15/02
Stairs Areas A & C	11/4/02	12/14/02
Slab-on-deck Areas A & C/Level 2	11/18/02	11/29/02
Fireproofing Areas A & C—Level 1 Cols & Beams	12/2/02	12/20/02
Metal Deck Areas A & C Roof	11/25/02	12/6/02
Slab-on-deck Areas A & C Roof	12/9/02	12/27/02
Exterior Framing/Sheathing/Waterproofing Areas A & C	12/23/02	2/28/03
Set Rooftop Mechanical Equipment Area A	12/23/02	12/27/02
Fireproofing Areas A & C/Level 2 Cols & Beams	12/30/02	1/24/03
Insulation & Roofing—Areas A & C	1/6/03	2/7/03
Exterior Wall Dry-in (Permanent + Temp As Req)—Area A & Area C		2/14/03
Exterior Finish & Glazing Systems Areas A & C	1/13/02	3/14/03
Rooftop Mechanical Screens/Hatches/Misc—Areas A & C	2/10/03	3/7/03
Manufacturing & Central Plant TI
Prefabrication Pipe and Rack Systems—Phase 1A Manufacturing	10/21/02	1/3/03
MEP Rough-in Systems and Process Gas—Area A/Level-1 Manuf., Util Corr &Cent Plant	12/2/02	2/7/03
Interior Framing—Area A/Lev-1 Manufacturing & Util Corr/Cent. Plant & Shell as Req	12/2/02	2/7/03
MEP Drops/Racks/Finishes—Area A/Lev-1 Manuf	1/20/03	3/21/03
Drywall & Tape—Area A Manufacturing & Areas A & C Shell Spaces as Required	1/13/03	2/21/03
Interior Finishes—Area A/Lev-1 Manufacturing & Area A Shell Spaces as Required	2/3/03	3/7/03
Elevator & Lift—Area A Shell as Required	2/10/03	3/21/03
Energize Main Electric Room		2/14/03
Startup Mechanical Equipment for Manuf Area A/Lev-1 & Cent. Plant	2/17/03	3/14/03
Demountable Wall Systems—Manuf Area A/Lev-1	2/17/03	3/7/03
Exterior Hardscape & Landscape as Required for Ph	3/31/03	6/27/03
MEP Fitup on Demountable Wall Systems—Manuf Area A/Lev-1	2/24/03	3/21/03
Testing and Balancing Manuf. Area A/Lev-1 & Central Plant	3/17/03	4/11/03
Owner FF & E Manuf Area A/Lev-1	3/17/03	4/4/03
Punchlist Manuf Area A/Lev-1 & Central Plant	3/24/03	4/11/03
Process Gas Certification Manuf Area A/Lev-1 & Central Plant	3/31/03	4/11/03
Substantial Completion for TCO—Manuf Area A/Lev-1 & Central Plant		4/11/03
Completion of Lobby & Area A/Lev-2 Shell Interiors
MEP Rough-in As Required for Shell Only—Lobby & Area A/Lev-2	12/9/02	2/21/03
Interior Framing As Required for Shell Only—Lobby & Area A/Lev-2	12/16/02	2/21/03
Install Life Safety Systems As Required for Shell Only—Lobby & Area A/Lev-2	12/23/02	3/21/03
Drywall & Tape As Required for Shell Only—Lobby & Area A/Lev-2	2/17/03	3/28/03
Energize Lobby & Area A/Lev-2 As Required for Shell Only		3/14/03
Interior Finishes Lobby & Area A/Lev-2 As Required for Shell Only	2/24/03	3/28/03
Test Life Safety Systems As Required for Shell Only—Lobby & Area A/Lev-2	3/3/03	3/28/03
Punchlist As Required for Shell Only—Lobby & Area A/Lev-2	3/24/03	4/11/03
Completion of Shell As Required for Manuf TCO—Lobby & Area A/Lev-2 Only		4/11/03

3

Area B Levels 1,2 & 3—Balance Building 1 Shell
Foundations for Area B & N/S Road Ret. Walls	10/14/02	11/8/02
Balance Foundations/Footings for Area B	10/21/02	11/15/02
Underslab Utilities—Building 1 Area B	10/21/02	11/20/02
Building Retaining Walls (Includes N/S Road Ret. Walls)	11/4/02	12/6/02
Slab on Grade/Pits—Area B	11/4/02	11/22/02
Waterproof/Backfill Building Retaining Walls—Area B	11/11/02	11/29/02
Steel Erection—Area B	11/18/02	12/20/02
Metal Deck Area B/Lev-2	12/9/02	12/20/02
Stairs Area B	12/9/02	1/31/03
Fireproofing Area B—Level 1 Cols & Beams	12/16/02	1/10/03
Metal Deck Area B—Level 3	12/16/02	1/3/03
Slab-on-deck Area B/Lev-2	12/23/02	1/17/03
Metal Deck Area B Roof	12/23/02	1/10/03
Fireproofing Area B/Lev-2 Cols & Beams	12/30/02	1/17/03
Slab-on-deck Area B/Lev-3	1/7/02	2/1/02
Exterior Framing/Sheathing/Finish & Glazing Systems Area B	1/1/3/03	3/28/03
Fireproofing Area B /Level 3 Cols & Beams	1/20/03	2/14/03
Slab-on-deck Area B Roof	1/20/03	2/7/03
Insulation & Roofing—Area B	2/10/03	3/21/03
Exterior Wall Dry-in (Permanent + Temp As Req)—Area B		3/28/03
Exterior Finish & Glazing Systems Area B	2/9/03	4/18/03
MEP Rough-in As Required for Shell Only—Area B/Levels 1 & 3	3/3/03	5/2/03
Rooftop Mechanical Screens/Hatches/Misc—Area B	3/17/03	4/18/03
Interior Framing As Required for Shell Only—Area B/Levels 1 & 3	3/17/03	4/25/03
Exterior Hardscape & Landscape	3/31/03	6/27/03
Install Life Safety Systems As Required for Shell Only—Area B/Levels 1 & 3	4/7/03	6/20/03
Drywall & Tape As Required for Shell Only—Area B/Levels 1 & 3	4/21/03	5/30/03
Energize Area B/Levels 1 & 3 As Required for Shell Only		4/28/03
Interior Finishes As Required for Shell Only—Area B/Levels 1 & 3	5/12/03	6/13/03
Test Life Safety Systems As Required for Shell Only—Area B/Levels 1 & 3	6/2/03	6/27/03
Punchlist As Required for Shell Only—Area B/Levels 1 & 3	6/23/03	7/18/03
Completion of Area B/Levels 1 & 3 Shell As Required for Area B/Lev2 TI TCO		7/25/03
PHASE 2: Lobby & Lev-2 (Areas A & B) Offices & Parking
Ph 2A: Parking Structure
Excavation/Shoring/Retaining Walls Parking Structure	9/2/02	11/8/02
Foundations Parking Structure	11/18/02	12/20/02
Underslab Utilities Parking Structure	11/25/02	12/27/02
Retaining Walls Parking Structure	12/9/02	1/3/03
Basement Slab-on-grade (Lev-1) Parking Structure	12/30/02	1/10/03
Shear Walls Parking Structure	1/13/03	3/7/03
Waterproof/Backfill Building Retaining Walls Parking Structure	1/13/03	1/31/03

4

PHASE 2 CONSTRUCTION (cont.)
Precast Erection Parking Structure	3/10/03	4/4/03
Lev-2 Floor Slab Parking Structure	3/31/03	4/11/03
MEP Rough-in Parking Structure	3/31/03	5/30/03
Lev-3d Floor Slab Parking Structure	4/14/03	4/25/03
Stair/Guardrail/Trellis Installation Parking Structure	4/14/03	5/16/03
Bridge from Parking Structure to Building 1/Area B	4/14/03	6/13/03
Lev-4 Floor Slab Parking Structure	4/21/03	5/2/03
Lev-5 (Roof Deck) Slab Parking Structure	4/28/03	5/9/03
MEP Finishes Parking Structure	5/5/03	6/27/03
Misc. Finishes Parking Structure	5/5/03	6/27/03
Punchlist Parking Structure	6/30/03	7/18/03
Substantial Completion For TCO—Parking Structure		7/25/03
Ph 2B—Lobby & Area A/Lev-2 Office & Breezeway TI
MEP Plumbing Rough-in—Restrooms/Kitchen & Servery/Misc Under Deck—Area A/L2	12/23/02	1/23/03
MEP Overhead—Lobby, Offices & Kitchen/Servery/Misc Area A/Lev-2	12/23/02	2/28/03
Interior Framing and Balance of MEP Rough-in—Lobby/Breezeway & Area A/Lev-2	1/13/03	3/20/03
Elevators	2/10/03	6/20/03
Drywall, Tape & Finish—Lobby/Breezeway & Area A/Lev-2	2/17/03	4/11/03
Kitchen/Servery Equipment & Fixture Installation	2/24/03	4/4/03
Waterproofing Kitchen & Servery	3/3/03	3/14/03
Floor Tile Installation Kitchen/Servery & Restrooms	3/17/03	4/4/03
FRP Panel & Stainless Steel Installation Kitchen	4/7/03	5/2/03
Set Roof MEP Equipment		4/8/03
Finishes Lobby/Breezeway & Area A/Lev-2	4/7/03	6/20/03
Equipment Startup & Pretesting Lobby/Breezeway & Area A/Lev-2	4/14/03	5/2/03
MEP Finishes Lobby/Breezeway & Area A/Lev-2	4/21/03	6/20/03
Ceiling Tile Lobby/Breezeway & Area A/Lev-2	5/5/03	6/20/03
Floor Finishes Lobby/Breezeway & Area A/Lev-2	5/12/03	6/13/03
Final Cleanup Lobby/Breezeway & Area A/Lev-2	6/9/03	6/27/03
Testing and Balancing Lobby/Breezeway & Area A/Lev-2	6/23/03	7/18/03
Punchlist Lobby/Breezeway & Area A/Lev-2	6/30/03	7/18/03
System Furniture/IT Equipment & FF&E Lobby/Breezeway & Area A/Lev-2	7/7/03	7/25/03
Substantial Completion for TCO—Lobby/Breezeway & Area A/Lev-2		7/25/03
Ph 2C: Office (Area B/Lev 2) TI
MEP Plumbing Rough-in—Restrooms/Misc Under Deck—Area B/Lev-2	3/17/03	4/4/03
MEP Overhead—Restrooms/Misc Under Deck—Area B/Lev-2	3/24/03	5/9/03
Interior Framing and MEP Roughin—Offices/Misc Area B/Lev-2	3/24/03	5/16/03
Elevators—Offices/Misc Area B/Lev-2	4/7/03	7/25/03
Drywall, Tape & Finish—Offices/Misc Area B/Lev-2	4/21/03	6/13/03
Set Roof MEP Equipment—Offices/Misc Area B/Lev-2	5/26/03	5/30/03
Finishes—Offices/Misc Area B/Lev-2	6/9/03	8/22/03
Equipment Startup & Pretesting Offices/Misc Area B/Lev-2	6/23/03	7/25/03
MEP Finishes Offices/Misc Area B/Lev-2	6/30/03	9/5/03
Ceiling Tile Offices/Misc Area B/Lev-2	7/21/03	8/29/03
Floor Finishes Offices/Misc Area B/Lev-2	7/28/03	9/5/03
Final Cleanup Offices/Misc Area B/Lev-2	8/18/03	9/5/03
Testing and Balancing Offices/Misc Area B/Lev-2	8/25/03	9/19/03
Punchlist Offices/Misc Area B/Lev-2	9/8/03	9/26/03
Substantial Completion for TCO—Offices/Misc Area B/Lev-2		9/29/03
System Furniture/IT Equipment & FF&E Offices/Misc Area B/Lev-2	9/29/03	10/17/03

5

EXHIBIT "D"
CURRENT (Rev 13) BUDGET
(8/9/02 Est with
8/19/02 & 8/20/02 CHANGES)

Baseline Estimate (8/20/02)—GMAX

Owner: CYMER, Inc. Architect: A.V.R.P.	Drawing Date: None Revision No: 13

Project Description:
    Phased, 2 and 3 story building including Central Plant (270,000 SF) and 5 level Parking Garage

	PROJECT SECTOR: GROSS FLOOR AREA: SECONDARY UNIT:	Sector A Phase 1—Building 1 (Area A & B) Cold Core & Shell w/ Lobby & Central Plant/Yard 262,440 GSF		Sector B Phase 1—Manufacturing (Lab) Tenant Improvements + Whse & Utility Corridor 53,350 GSF		Sector C Phase 1—Office Tenant Improvements (2nd Floor) & Building Entrance (2 floors) 66,515 GSF		Sector D Phase 2—Parking Structure 180,000 GSF 555 Stall		Sector E Phase 2—Office Tenant Improvements (2nd Floor, 3rd Floor Remains C/S) 45,508 GSF		Sector F Future Phase Rough-In— Manufacturing Area B— 1st Floor GSF		Site A Sitework	Total 442,440 GSF
																	Comments
SEC.	PARAMETER	$/GSF	AMOUNT	$/GSF	AMOUNT	$/GSF	AMOUNT	$/GSF	AMOUNT	$/GSF	AMOUNT	$/GSF	AMOUNT	AMOUNT	$/GSF	AMOUNT
A10	FOUNDATIONS	4.78	1,254,424	0.47	25,000	0.00	0	3.00	539,600	0.00	0	0.00	0	—	4.11	1,819,024
A20	BASEMENT CONSTRUCTION	0.95	250,380	0.00	0	0.00	0	0.79	141,600	0.00	0	0.00	0	—	0.89	391,980
B10	SUPERSTRUCTURE	20.26	5,318,154	0.00	0	0.00	0	14.21	2,558,400	0.00	0	0.00	0	—	17.80	7,876,554
B20	EXTERIOR CLOSURE	8.17	2,143,226	0.00	0	0.00	0	1.04	187,250	0.00	0	0.00	0	—	5.27	2,330,476
B30	ROOFING	4.19	1,100,816	0.00	0	0.00	0	0.80	144,000	0.00	0	0.00	3,000	—	2.82	1,247,816
C10	INTERIOR CONSTRUCTION	2.50	656,405	35.17	1,876,500	28.15	1,872,700	1.21	218,500	22.50	1,023,750	0.00	43,000	—	12.86	5,690,855
C20	STAIRS	1.20	315,050	0.00	0	0.00	0	1.62	292,313	0.00	0	0.00	0	—	1.37	607,363
C30	INTERIOR FINISHES	0.85	222,500	0.98	52,500	1.28	85,000	0.25	44,560	0.00	0	0.00	52,500	—	1.03	457,060
D10	CONVEYING	1.37	359,000	0.00	0	0.00	0	0.61	110,000	0.00	0	0.00	0	—	1.06	469,000	UMEC,
	MECHANICAL	3.15	825,691	105.58	5,632,677	21.07	1,401,354	2.40	432,000	15.40	700,823	0.00	60,000	—	20.46	9,052,544	Schmidt
D50	ELECTRICAL	0.30	78,732	88.59	4,726,065	7.61	506,123	0.65	117,000	7.10	323,107	0.00	0	—	13.00	5,751,026	Berg
E10	EQUIPMENT	0.13	33,880	0.00	0	5.64	375,000	0.07	13,000	0.00	0	0.00	0	—	0.95	421,880
E20	FURNISHINGS	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	—	0.00	0
F10	SPECIAL CONSTRUCTION	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	—	0.00	0
F20	SELECTIVE BUILDING DEMOLITION	0.08	20,000	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	—	0.05	20,000
G00	SITEWORK	—	—	—	—	—	—	—	—	—	—	—	—	2,512,980	—	2,512,980

	Subtotal—BUILDING & SITE	47.93	12,578,259	230.79	12,312,742	63.75	4,240,176	26.66	4,798,223	45.00	2,047,680	0.00	158,500	2,512,980	87.35	38,648,559
	GENERAL CONDITIONS
Z1010	General Conditions	2.88	754,696	13.85	738,764	3.82	254,411	1.60	287,893	2.70	122,861	0.00	9,510	150,779	5.24	2,318,914
Z1015	Vertical Hoisting	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	with C.O.W.	0.00	0

Z10	General Conditions	2.88	754,696	13.85	738,764	3.82	254,411	1.60	287,893	2.70	122,861	0.00	9,510	150,779	5.24	2,318,914
	INDIRECTS & RESERVES
Z1020	Subcontractor's Bonds	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	with C.O.W.	0.00	with C.O.W.
Z1030	Builder's Risk Insurance	0.25	65,618	1.20	64,233	0.33	22,120	0.14	25,031	0.23	10,682	0.00	827	13,110	0.46	201,620
Z1040	General Liability Insurance	0.32	83,116	1.53	81,361	0.42	28,019	0.18	31,706	0.30	13,531	0.00	1,047	16,605	0.58	255,385
Z1050	Permits	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	By Owner	0.00	By Owner
Z1070	A & E Design Costs	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	By Owner	0.00	By Owner
Z1080	Professional Liability Insurance	0.00	By A/E	0.00	By A/E	0.00	By A/E	0.00	By A/E	0.00	By A/E	0.00	By A/E	By A/E	0.00	By A/E
Z1090	Gross Receipts Tax	0.00	Not Reqd.	0.00	Not Reqd.	0.00	Not Reqd.	0.00	Not Reqd.	0.00	Not Reqd.	0.00	Not Reqd.	Not Reqd.	0.00	Not Reqd.
Z1100	Utility Development & Tap Fees	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	By Owner	0.00	By Owner
Z1110	Hazardous Material Abatement	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	By Owner	0.00	By Owner
Z1120	Testing & Inspections	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	By Owner	0.00	By Owner
Z1130	Escalation	0.00	None	0.00	None	0.00	None	0.00	None	0.00	None	0.00	None	None	0.00	None
Z1140	Bidding & Construction Reserves	1.41	370,656	6.80	362,832	1.88	124,950	0.79	141,394	1.33	60,341	0.00	4,671	74,052	2.57	1,138,896
Z1150	Preconstruction Costs	0.00	with GC's	0.00	with GC's	0.00	with GC's	0.00	with GC's	0.00	with GC's	0.00	with GC's	with GC's	0.00	with GC's
Z1160	G & A—Corporate	1.11	292,284	5.36	286,115	1.48	98,530	0.62	111,498	1.05	47,583	0.00	3,683	58,395	2.03	898,087

Z20	Indirects & Reserves	3.09	811,674	14.89	794,540	4.11	273,618	1.72	309,629	2.90	132,137	0.00	10,228	162,162	5.64	2,493,988
	FEES
Z1060	Contractor's Fee	1.67	437,069	8.02	427,843	2.22	147,338	0.93	166,729	1.56	71,153	0.00	5,508	87,321	3.04	1,342,959

Z10	Fees	1.67	437,069	8.02	427,843	2.22	147,338	0.93	166,729	1.56	71,153	0.00	5,508	87,321	3.04	1,342,959

0	Project Total	55.56	14,581,697	267.55	14,273,889	73.90	4,915,543	30.90	5,562,473	52.16	2,373,830	0.00	183,746	2,913,242	101.27	44,804,420

	Total Cost / Unit								10,022

        The information contained in this estimate is the proprietary property of Hensel Phelps Construction Co. and may be used only by the authorized recipient. Any reproduction or other reuse of this estimate or portions thereof without the express consent of Hensel Phelps Construction Co. is strictly prohibited.

[LOGO] Page 1 of 1	Hensel Phelps Construction Co.	Estimator: KK, Estimate Checker: MV Current Date: 24-Aug-2002 Workbook: New Estimate 13 Baseline August 20 Agreement.xls

EXHIBIT "D"
ESTIMATE HISTORY

CYMER, Inc. CSD—6

Estimate History Aug 19 & 20

	Description	HPCC 7/1/02 Estimate	CYMER 7/1/02 Est to Present	Description	HPCC 8/9/2002 Estimate	Re-Arrange HP 8/9/02 Estimate	Adj Parking HP 8/9/02 Estimate	Adj VE & Cont HP 8/9/02 Estimate	New 8/20/02 Est Format Per DC
1	Cold Shell			Building Cold Shell	$14,566,729	$14,566,729	$14,566,729	$14,566,729
	Building Cold Shell Phase 1	$7,980,375		Add Sitework		$2,930,813	$2,930,813	$2,930,813
	Central Plant	$633,600		Deduct Contingency Shell		$-453,230	$-453,230	$-453,230
	Building Cold Shell Phase 2	$8,258,000		Deduct Contingency Sitework		$-90,588	$-90,588	$-90,588
	Subtotal Building Shell	$16,381,975		Subtotal Building Shell		$17,053,744	$17,053,744	$17,053,744	$0
	Tenant Improvements
2	Phase 1
	Manufacturing	$8,050,000		Manufacturing	$14,950,229	$14,950,229	$14,950,229	$14,950,229
	Utility Tunnel	$270,000		Deduct Contingency Manufacturing		$-461,991	$-461,991	$-461,991
	Warm Shell	$139,200		Add Future Phase Manuf Rough-in		$184,854	$184,854	$184,854
	Manufacturing Office	$195,000		Ded Fut Ph Manuf. Rough-in Conting		$-5,712	$-5,712	$-5,712
				Deduct & 20 VE include Fee				$-483,000
	Subtotal Phase 1 Manufacturing	$8,654,200		Subtotal Phase 1 Manufacturing		$14,667,380	$14,667,380	$14,184,380
3	Phase 2
	Office TI: Area A / Lev-2	$3,091,790		Phase 1 Office TI: Area A / Lev-2	$4,945,190	$4,945,190	$4,945,190	$4,945,190
	Add to TI for Kitchen	$280,000		Deduct Contingency Ph 1 Office Tl		$-152,816	$-152,816	$-152,816
	Breezeway: Lev-2	$576,000		Phase 2 Office TI: Area B / Lev-2	$2,388,148	$2,388,148	$2,388,148	$2,388,148
	Breezeway: Lev-3	$207,000		Deduct Contingency Ph 2 Office TI		$-73,798	$-73,798	$-73,798
	Lobby TI	$384,800		Deduct Arbitrary Breezeway Value		$-1,156,000	$-1,156,000	$-1,156,000
	Subtotal Area A / Lev-2 Offices	$4,539,590		Subtotal Offices		$5,950,724	$5,950,724	$5,950,724
	Office TI: Area B / Lev-2	$2,697,500		Breezeway / Utility Tunnel		$1,156,000	$1,156,000	$1,156,000
	Subtotal Offices	$7,237,090
				Future Phase Manuf. Rough-in	$184,854	w/Manuf	w/Manuf	w/Manuf
4	Parking Structure	$6,020,000		Parking Structure	$8,549,098	$8,549,098	$8,549,098	$8,549,098
				Deduct Contingency Parking		$-202,380	$-202,380	$-202,380
				Deduct "Lower Parking One Level"			$-900,000	$-900,000
				Subtotal Parking		$6,346,718	$5,446,718	$5,446,718
				Sitework	$2,930,313	w/Shell	w/Shell	w/Shell
5	Contingency	$2,909,495		Contingency	w/Above	$1,441,496	$1,441,496	$1,441,496
				Add Margin		$72,075	$72,075	$72,075
				Deduct $500K Conting Per DC				$-500,000
				Subtotal Contingency		$1,513,571	$1,513,571	$1,013,571
	TOTAL	$41,702,780		TOTAL	$48,515,041	$46,688,137	$45,788,137	$44,805,137
1	Shell
	Building Cold Shell Phase 1		$7,980,375
	Central Plant		$633,600
	Building Cold Shell Phase 2		$8,268,000
	Phase 1 TI Warm Shell		$139,200
	Subtotal Building Shell		$17,021,175	Shell			$17,054,000	$17,054,000	$17,054,000
				Deduct Site					$-2,931,000
2	Breezeway / Utility Tunnel			Add Back Contingency					$349,000
	Utility Tunnel		$270,000	Subtotal Building Shell					$14,472,000
	Breezeway Lev-2		$576,000
	Breezeway Lev-3		$207,000
	Subtotal Breezeway/Utility Tunnel		$1,053,000				$1,156,000	$1,156,000
3	Manufacturing		$8,050,000	Manufacturing			$14,667,000	$14,184,000	$14,184,000
				Add Back Contingency					$360,000
4	Office/Core			Add Util Tunnel					$296,000
	Manufacturing Office		$195,000	Subtotal Manufacturing					$14,840,000
	Office TI: Area A / Lev-2		$3,091,790
	Add to TI for Kitchen		$280,000
	Office TI: Area B / Lev-2		$2,697,500
	Lobby TI		$384,500
	Subtotal Office/Core		$8,849,090	Offices			$5,950,000	$5,950,000	$5,950,000
				Add Back Contingency					$173,000
				Add Back Breezeway					$860,000
				Subtotal Offices					$6,983,000
5	Parking		$6,020,000	Parking			$5,447,000	$5,447,000	$5,447,000
				Add Back Contingency					$152,000
									$5,599,000
6	Site		w/Shell	Site					$2,910,000
7	Contingency		$2,909,000				$1,513,000	$1,013,000	w/Above
	TOTAL		$41,702,265				$45,787,000	$44,804,000	$44,804,000

Project Description:
        Phased, 2 and 3 story building including Central Plant (270,000 SF) and 5 level Parking Garage

PROJECT SECTOR: GROSS FLOOR AREA: SECONDARY UNIT:		Sector A Phase 1—Building 1 (Area A & B) Cold Core & Shell w/ Lobby & Central Plant/Yard 262,440 GSF		Sector B Phase 1—Manufacturing (Lab) Tenant Improvements + Whse & Utility Corridor 53,350 GSF		Sector C Phase 1—Office Tenant Improvements (2nd Floor) & Building Entrance (2 floors) 66,515 GSF		Sector D Phase 2—Parking Structure 180,000 GSF 555 Stall		Sector E Phase 2—Office Tenant Improvements (2nd Floor, 3rd Floor Remains C/S) 45,508 GSF		Sector F Future Phase Rough-In— Manufacturing Area B— 1st Floor GSF		Site A Sitework	Total 607,813 GSF
																	Comments
SEC.	PARAMETER	$/GSF	AMOUNT	$/GSF	AMOUNT	$/GSF	AMOUNT	$/GSF	AMOUNT	$/GSF	AMOUNT	$/GSF	AMOUNT	AMOUNT	$/GSF	AMOUNT
A10	FOUNDATIONS	4.78	1,254,424	0.47	25,000	0.00	0	3.00	539,600	0.00	0	0.00	0	—	2.99	1,819,024
A20	BASEMENT CONSTRUCTION	0.95	250,380	0.00	0	0.00	0	5.33	958,800	0.00	0	0.00	0	—	1.99	1,209,180
B10	SUPERSTRUCTURE	20.26	5,318,154	0.00	0	0.00	0	14.21	2,558,400	0.00	0	0.00	0	—	12.96	7,878,554
B20	EXTERIOR CLOSURE	8.18	2,140,726	0.00	0	0.00	0	1.04	187,250	0.00	0	0.00	0	—	3.83	2,327,976
B30	ROOFING	4.19	1,100,816	0.00	0	0.00	0	0.80	144,000	0.00	0	0.00	3,000	—	2.05	1,247,816
C10	INTERIOR CONSTRUCTION	2.50	656,405	36.11	1,926,600	28.15	1,872,700	1.21	218,500	22.50	1,023,750	0.00	43,000	—	9.45	5,740,955
C20	STAIRS	1.20	315,050	0.00	0	0.00	0	1.62	292,313	0.00	0	0.00	0	—	1.00	607,363
C30	INTERIOR FINISHES	0.85	222,500	0.98	52,500	1.28	85,000	0.25	44,560	0.00	0	0.00	52,500	—	0.75	457,060
D10	CONVEYING	1.37	359,000	0.00	0	0.00	0	0.61	110,000	0.00	0	0.00	0	—	0.77	469,000
	MECHANICAL	3.15	825,691	105.58	5,632,677	21.07	1,401,354	2.40	432,000	15.40	700,823	0.00	60,000	—	14.89	9,052,544	IMEC, Schmidt
D50	ELECTRICAL	0.30	78,732	97.13	5,182,065	7.61	506,123	0.85	117,000	7.10	323,107	0.00	0	—	10.21	6,207,026	Berg
E10	EQUIPMENT	0.13	33,880	0.00	0	5.64	375,000	0.07	13,000	0.00	0	0.00	0	—	0.69	421,880
E20	FURNISHINGS	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	—	0.00	0
F10	SPECIAL CONSTRUCTION	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	—	0.00	0
F20	SELECTIVE BUILDING DEMOLITION	0.08	20,000	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0	—	0.03	20,000
G00	SITEWORK	—	—	—	—	—	—	—	—	—	—	—	—	2,512,980	—	2,512,980

	Subtotal—BUILDING & SITE	47.92	12,575,759	240.28	12,818,842	63.75	4,240,176	31.20	5,615,423	45.00	2,047,680	0.00	158,500	2,512,980	65.76	39,969,359
	GENERAL CONDITIONS
Z1010	General Conditions	2.88	754,546	14.42	756,130	3.82	254,411	1.87	336,925	2.70	122,861	0.00	9,510	150,779	3.95	2,398,162
Z1015	Vertical Hoisting	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	with C.O.W.	0.00	0

Z10	General Conditions	2.88	754,546	14.42	769,130	3.82	254,411	1.87	336,925	2.70	122,861	0.00	9,510	150,779	3.95	2,398,162
	INDIRECTS & RESERVES
Z1020	Subcontractor's Bonds	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	0.00	with C.O.W.	with C.O.W.	0.00	with C.O.W.
Z1030	Builder's Risk Insurance	0.25	66,000	1.26	87,276	0.33	22,253	0.16	29,471	0.24	10,747	0.00	832	13,189	0.35	209,768
Z1040	General Liability Insurance	0.32	83,600	1.60	85,216	0.42	28,188	0.21	37,330	0.30	13,612	0.00	1,054	16,706	0.44	265,706
Z1050	Permits	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	By Owner	0.00	By Owner
Z1070	A & E Design Costs	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	By Owner	0.00	By Owner
Z1080	Professional Liability Insurance	0.00	By A/E	0.00	By A/E	0.00	By A/E	0.00	By A/E	0.00	By A/E	0.00	By A/E	By A/E	0.00	By A/E
Z1090	Gross Receipts Tax	0.00	Not Reqd.	0.00	Not Reqd.	0.00	Not Reqd.	0.00	Not Reqd.	0.00	Not Reqd.	0.00	Not Reqd.	Not Reqd.	0.00	Not Reqd.
Z1100	Utility Development & Tap Fees	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	By Owner	0.00	By Owner
Z1110	Hazardous Material Abatement	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	By Owner	0.00	By Owner
Z1120	Testing & Inspections	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	0.00	By Owner	By Owner	0.00	By Owner
Z1130	Escalation	0.00	None	0.00	None	0.00	None	0.00	None	0.00	None	0.00	None	None	0.00	None
Z1140	Bidding & Construction Reserves	1.73	453,230	8.66	461,991	2.30	152,816	1.12	202,380	1.62	73,798	0.00	5,712	90,568	2.37	1,440,496
Z1150	Preconstruction Costs	0.00	with GC's	0.00	with GC's	0.00	with GC's	0.00	with GC's	0.00	with GC's	0.00	with GC's	with GC's	0.00	with GC's
Z1160	G & A—Corporate	1.11	292,596	5.59	298,252	1.48	98,855	0.73	130,652	1.05	47,643	0.00	3,688	58,469	1.53	929,953

Z20	Indirects & Reserves	3.41	895,427	17.11	912,735	4.54	301,912	2.22	399,833	3.20	145,800	0.00	11,286	178,931	4.68	2,845,923
	FEES
Z1060	Contractor's Fee	1.68	440,998	8.43	449,522	2.24	148,691	1.09	196,918	1.58	71,807	0.00	5,558	88,123	2.31	1,401,617

Z10	Fees	1.68	440,998	8.43	449,522	2.24	148,691	1.09	196,918	1.58	71,807	0.00	5,558	88,123	2.31	1,401,617

0	Project Total	55.89	14,666,729	280.23	14,950,229	74.35	4,945,190	36.38	6,549,098	52.48	2,388,148	0.00	184,854	2,930,813	76.69	46,615,060

	Total Cost/Unit								11,800					—

        The information contained in this estimate is the proprietary property of Hensel Phelps Construction Co. and may be used only by the authorized recipient. Any reproduction or other reuse of this estimate or portions thereof without the express consent of Hensel Phelps Construction Co. is strictly prohibited.

[LOGO] Page 1 of 1	Hensel Phelps Construction Co.	Estimator: KK, Estimate Checker: MV Current Date: 9-Aug-2002 Workbook: New Estimate 11 Baseline August 8.xls

EXHIBIT "D"
Cymer CSD-6—Rancho Bernardo, California
Initial Project Estimate
CLARIFICATIONS & ASSUMPTIONS
Architect: Austin Veum Robbins Parshalle (AVRP)

The estimate attached is Revision #11 dated August 9, 2002. It is based on the following Documents and Clarifications:

BASIS DOCUMENTS:

1.
Schematic pricing drawings dated 7/22/02 with clarifications & exceptions noted herein and as further clarified in the UMEC, Bergelectric and Schmidt F.P. estimates attached. In addition, Syska-Hennessy Group issued revised electrical plans on 7/31/02: these plans supercede the 7/22/02 electrical plans.

2.
GEOCON Geotechnical Investigation dated 7/29/02.

3.
AVRP Architectural Performance Specifications issued for schematic pricing dated 7/20/2002, with exceptions and clarifications as noted herein.

4.
Syska-Hennessy Group Mechanical & Plumbing Outline Specifications, MEP Basis of Design and Electrical Outline Specifications dated 7/12/02, except as clarified in the UMEC, Bergelectric and Schmidt F.P. estimates attached.

5.
Hensel Phelps Construction Co. Concept Schedule dated August 2, 2002.

6.
AVRP Phasing Diagram.

7.
AIA A111 Contract Agreement between CYMER, Inc. and Hensel Phelps Construction Co. (HPCC), as proposed by HPCC on 7/26/02.

GENERAL ITEMS:

1.
All items priced in this estimate are based on materials and equipment that are not provided by sole source manufacturers. We have assumed that at least 3 manufacturers will be specified or allowed for all products, materials and equipment required for this project unless otherwise clarified.

2.
The schedule is extremely aggressive. HPCC's estimate assumes that all design and permitting dates are met by the design consultants and that all Certificate of Occupancy & Life Safety Issues are anticipated and adequately addressed in the design.

3.
Land costs are not included.

4.
Environmental studies and reports are not included.

5.
Developer/Land & Improvement Development costs are not included.

6.
All Utility/Tap/Service/Use or Capacity fees or increases in existing utility services are not included.

7.
SDG&E Service Fees and costs for primary gas & electrical service are not included.

8.
A 12 month lease for use of the adjacent Lot owned by WES Consulting is included.

9.
Except for Design-Build Fire Protection and Process Gas Piping, all Architectural/Structural/Civil/ Landscape/Electrical/Lighting/Mechanical/Controls/Fire Detection & Alarm/IT & Data/ Communications/Acoustical/AV/Specialty—and Misc. Consultant design costs are not included.

1

10.
Professional Liability Insurance (E & O) is not included, except for Design-Build work.

11.
Building Permit and Plan Check fees are not included.

12.
Material testing and inspection costs are not included (By Owner).

13.
Builder's Risk costs is included. Deductibles are included, if used, as reimbursable costs of work.

14.
General Liability Insurance is included.

15.
Grading Bond is not included. Payment and Performance Bond costs for our Subcontractors are included. General Contractor Payment & Performance Bonds have not been included.

16.
Sales Tax is included. Construction excise tax, school tax, gross receipts tax, or any other tax other than sales tax is not included. Any special use tax would be assumed included with Owner, if required.

3.
Both union subcontractors and merit shop subcontractors will be used on this project.

4.
Temporary power consumption costs during GC construction period is included. Utility Charges will be paid by the Owner once Owner FF & E commences or Substantial Completion occurs, whichever occurs first.

5.
An Allowance of $100,000 for 'Creteseal' or a similar product for vapor emissions reduction in to accommodate first floor manufacturing area special flooring adhesion issues is included. No other provisions have been made for control of vapor emissions at remaining concrete floor or deck construction.

SITE WORK:

1.
Removal of wooden utility poles currently at site boundaries is not included.

3.
Hazardous/toxic material removal from the site is not included.

4.
Removal of underground storage tanks, or asbestos-containing piping is not included.

5.
Off-site utility upgrades, road realignments are not included. All existing utilities intended to serve this building are assumed located at or immediately adjacent to property lines.

6.
Trash Compactors/Dumpsters at Loading Docks are not included.

7.
Parking Structure entry/exit control arm/card reader equipment is included. Any other Parking Control equipment and booths are not included.

8.
Canopy over handicapped parking adjacent to Lobby entrance is included.

9.
An average cost of $8.50/SF has been assumed for enhanced concrete paving at the Lobby entrance area. We will work with the Landscape consultant to come up with a concept that equates to an average cost no more than this $8.50/SF average value.

10.
Landscaping and Irrigation, is included. This scope includes landscaping at the berm shielding the Parking Garage along Camino San Bernardo street.

11.
Landscape/Site Lighting, undefined at this time, is included as an Allowance of $50,000.

12.
An Allowance for Architectural Building Lighting is not included.

13.
Rock excavation, including rock encountered drilling elevator jackholes, is not included.

14.
SDG&E Design Fees associated with relocation or re-guying the existing transmission pole adjacent to the SW corner of the Parking Structure is included as an Allowance of $100,000.

2

15.
An Allowance of $140,000 is included for a future Amphitheater.

16.
An Allowance of $315,000 is included for a future Pedestrian Bridge.

17.
Except for connections, Modifications to or upsizing of existing public utility services is not included.

FOUNDATIONS:

1.
Based upon Hope Engineering 7/22/02 Structural Documents.

SUBSTRUCTURE:

1.
Based upon Hope Engineering 7/22/02 Structural Documents.

SUPERSTRUCTURE:

1.
The Steel Structure is a Brace frame. As provided by Hope engineering, we have included structural steel framing quantities based on an approximate weight of 11.5 #/SF. Major deviation from the 11.5 #/SF quantity is not included.

2.
Concrete filled steel stairs and landings are included.

3.
Fireproofing of all code required steel framing is included. Fireproofing for Breezeway roof framing to create 2-hour fire rating is included.

4.
Misc. metals are included for support framing, kickers, bracing required for intermediate support from structural framing.

5.
Mechanical Screens supported by full height columns extending through the roof is included (no kickers are included).

6.
The bridges from the parking garage to the Office Building are included as an Allowance of $75,000 each.

EXTERIOR CLOSURE:

1.
Standard Metallic 2-coat Kynar finish on all aluminum framing (standard extrusions/no custom or special profiles) is included. 3-Coat Metallic and exotic finishes are not included.

2.
Punched openings are assumed to be approximately 5'x5' with minimal recess in order to maintain the use of standard aluminum systems. The glazing is assumed to be 1" insulated standard tint glass. Low E glass on two exposures only.

3.
A double steel stud framing system at roof parapet to allow roofing operations prior to exterior wall framing is included. No other double stud framing is included.

4.
Drywall at the exterior wall and columns as well as interior columns is not included in the Core & Shell pricing. Values for this work are included in the T.I. pricing portion of this proposal. Exterior wall insulation is included in the Shell pricing.

5.
Window blinds are included. Other window coverings (e.g. – Mechoshades) are not included.

6.
Main entry doors at the Lobby are included as 8' high doors. Electronic lock and heavy-duty hardware is included.

7.
Exterior metal panels will be aluminum, flat panel face with caulked joints and standard color Kynar finish. Back-up system will be metal studs with exterior sheathing and vapor barrier.

8.
Thin-set stone is included at a material unit price of $7/SF.

3

9.
Rooftop Mechanical Screens are factory finished deck material.

10.
Glass railing 2nd Floor Lobby is included in the T.I. pricing portion.

11.
Typical exterior walls are included as cement plaster over 20 gauge metal studs, 3-coat system with integral color, medium sand finish. Includes control joints, excludes reveals and plant-ons.

12.
Masonry exterior walls will be split-faced block with integral color at exposed portions only. Below grade masonry and masonry covered by other materials will be standard gray block.

13.
Metal panel 'fins' at building corners are not included.

14.
'Plant-ons' at building exterior are not included.

ROOFING:

1.
Basic roofing @ top level consists of R-19 rigid insulation, and a 4 ply built up system, including Cap Sheet.

2.
Roofing over Breezeway and clerestory areas will be low profile standing seam with standard color finish or a builtup system (whichever is less expensive) and R-19 rigid insulation below.

3.
Trellis elements at 5th parking level are not included.

INTERIOR CONSTRUCTION:

1.
Restrooms—Drywall Partitions w/level 4 finish, solid core wood doors, paint, ceramic wainscot (wet wall only) to six (6) feet high and floor tile, stainless steel toilet accessories, floor mount solid surface partitions, plastic laminate vanity top is included in Core & shell pricing.

2.
Telecom/MEP Service Rooms—Unfinished spaces with lighting, VCT floors, plywood telephone backboards and wood doors.

3.
Stairs Treads & Landings—Finished with VCT or rubber tile.

3.
Parking Garage—concrete floors with sealer, exposed concrete columns and shear walls. Exposed double-T precast at ceilings. Elevator lobby block walls will be painted. Elastomeric traffic coating is included on top level.

4.
Mechanical Rooms—Exposed Ceilings; exposed/sealed concrete floors/painted drywall.

5.
Catwalks at Utility Corridor (drawing 1/A7.02) are not included. Mechanical piping will be supported from racks above.

6.
1 5/8" furr-out framing and insulation behind exterior skin system is included. Framing at windowsills are not included and are assumed with the T.I. pricing sector.

7.
All drywall will be finished to Level 4.

CONVEYING:

Elevators and systems listed below are included.

1.
(1) Parking Level Floors 1-5 are 3500# Hydraulic - 150 fpm.

2.
(1) Building Portion 'A' Passenger type Floors 1,2 is 3500# Hydraulic - 150 fpm.

3.
(1) Building Portion 'A' Lobby Passenger type Floors 1,2 is 3500# Hydraulic - 150 fpm.

4

4.
(1) Building Portion 'B' Passenger type Floors 1,2,3 is 3500# Hydraulic - 350 fpm.

5.
(1) Building Portion 'A' Freight 10W' x 13L' x 10'H type Floors 1,2 is 8,000# Hydraulic - 75 fpm.

Misc. Provisions.

1.
(4) Passenger Cab Finish Allowances of $10,000/ea is included (Total $40,000).

3.
Flooring is included with Elevator Cab Finish Allowance.

4.
Exact Cab sizes will be per Standard Elevator Package provided by Elevator Subcontractor.

5.
SS #4 finish metal doors and frames are included at all floors, except freight & parking (painted enamel). SS ceilings, fronts and returns is included.

6.
Pricing does not included generic controllers.

7.
Card Reader system is included.

8.
Call destination systems or artificial intelligence systems are not included.

HVAC & CONTROLS:

1.
See UMECH Estimate attached for clarifications & exclusions.

PLUMBING:

1.
See UMECH Estimate attached for clarifications & exclusions.

DESIGN-BUILD GAS PROCESS PIPING:

1.
See UMECH Estimate attached for clarifications & exclusions.

FIRE PROTECTION:

1.
Fire Protection Design and Engineering costs are included.

2.
Permit and plan check costs are included.

3.
Fire Department connections are included.

4.
Flow and Tamper switch devices are included.

5.
Chrome or white semi-recessed sprinkler heads below finish ceilings at all public and office areas. Sprinklers to be located in the center of a 2x2' ceiling pattern. Restrooms will have concealed heads.

6.
Corrosion resistant heads at exterior areas.

7.
Brass upright sprinkler heads at all garage and unfinished TI areas.

8.
Fully concealed sprinkler heads with white cover plates and gaskets at all manufacturing T.I. ceilings.

9.
Core and shell systems designed for ordinary hazard.

10.
Office T.I. areas designed for light hazard.

5

11.
Warehouse area is designed for extra hazard.

12.
Separate risers in Areas A and B, with 2 risers in 'A', 1 riser in 'B', and 1 riser in the Parking Garage. Isolation valves are included at each level.

13.
Parking Garage is fully sprinklered with a Class 1 standpipe system.

14.
An "Intergen" system in the 3,500 SF computer room with an eighteen inch raised floor complete with control panel, detection system and all testing is included.

15.
Kitchen special (hood etc.) fire protection is with the kitchen Allowance.

ELECTRICAL & FIRE DETECTION & ALARM:

1.
See Bergelectric estimate attached for clarifications & exclusions.

2.
Complete Fire Alarm system, including fire sprinkler monitoring, is included.

3.
Conduit stub only (3/4") to accessible ceiling space for telephone and/or data outlets.

4.
SDG&E service and/or tap, usage fees are not included.

5.
Communication, telephone and data equipment, cables and connectors are not included.

6.
Security and Paging equipment, cables and terminations are not included.

7.
Electrical engineering and plan check fees are not included.

SPECIALITIES:

1.
All code, directional, and directory signage is included as an Allowance.

2.
Toilet Partitions are floor mount with solid non-metallic finish.

EQUIPMENT:

1.
Window washing tirbacks have been included. Davits, Staging, Equipment, hoists, rigging and accessories are not included.

2.
We have included costs for four (4) dock levelers and two (2) roll-up dock doors.

3.
Loading dock safety rails are included.

4.
FF&E and Systems Furniture is not included.

6

EXHIBIT "E"—CYMER, Inc., CSD-6 Contract

HENSEL PHELPS CONSTRUCTION COMPANY
2002 - 2003 SALARIED STAFF BILLING MONTHLY RATES
CYMER, Inc., CSD-6

	Base Wage	California Modifier	Incentive Bonus	Auto or Truck	Pension	Health Insur	Life Insur	Work Comp	Payroll Tax	Total	Bill Rate
Project Manager	$8,000	$800	$1,6000	$700	$1,200	$700	$40	$222	$1,537	$14,799	$14,800
Superintendent	$6,500	$800	$975	$800	$975	$700	$40	$182	$1,257	$12,228	$12,230
Area Superintendent	$5,800	$750	$580	$800	$870	$700	$40	$159	$1,098	$10,797	$10,800
Sr. Estimator	$6,100	$750	$610	$700	$915	$700	$40	$163	$1,130	$11,108	$11,110
MEP Coordinator	$6,100	$450	$0	$700	$915	$700	$40	$145	$1,004	$10,054	$10,050
Project Engineer	$5,300	$600	$530	$500	$795	$700	$40	$139	$960	$9,553	$9,560
Office Engineer	$4,100	$450	$0	$0	$615	$700	$30	$91	$630	$6,616	$6,620
Field Engineer	$4,250	$450	$0	$0	$638	$700	$30	$94	$651	$6,812	$6,880
Secretary	$3,675	$0	$0	$0	$551	$700	$30	$74	$509	$5,539	$5,540

Note:
Salaried staff receive 2-3 weeks paid vacation
Current Wages are effective from June 1, 2002 through May 31, 2003
Wages subject to approx. 4-5% escalation beginning on June 1, 2003

EXHIBIT "F"

CONCEPTUAL DRAWING OF SIDE ELEVATION OF BUILDING 1

EXHIBIT "G"

ACORD™ CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YY) 08/26/02
PRODUCER Flood & Peterson Insurance Inc P O Box 578 4687 West 18th Street Greeley, CO 80632	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
INSURERS AFFORDING COVERAGE
INSURED Hensel Phelps Construction Co Southern Calif District 2415 Campus Dr Ste 100 Irvine, CA 92612	INSURER A: Travelers Indemnity Company of IL INSURER B: INSURER C: INSURER D: INSURER E:
COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INS LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
A	GENERAL LIABILITY	GLSA260T8073	06/01/02	06/01/03	EACH OCCURRENCE		$2,000,000
	☒ COMMERCIAL GENERAL LIABILITY				FIRE DAMAGE (Any one fire)		$50,000
	☐ CLAIMS MADE	☒ OCCUR			MED EXP (Any one person)	$
					PERSONAL & ADV INJURY		$2,000,000
					GENERAL AGGREGATE		$4,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:				PRODUCTS—COMP/OP AGG		$4,000,000
	☐ POLICY ☒ PROJECT ☐ LOG
A	AUTOMOBILE LIABILITY	CAP260T8061	06/01/02	06/01/03	COMBINED SINGLE LIMIT		$2,000,000
	☒ ANY AUTO				(Ea accident)
	☐ ALL OWNED AUTOS				BODILY INJURY	$
	☐ SCHEDULED AUTOS				(Per person)
	☐ HIRED AUTOS				BODILY INJURY	$
	☐ NON-OWNED AUTOS				(Per accident)
					PROPERTY DAMAGE (Per accident)	$
	GARAGE LIABILITY				AUTO ONLY—EA ACCIDENT	$
	ANY AUTO				OTHER THAN EA ACC	$
					AUTO ONLY: AGG	$
A	EXCESS LIABILITY	CUP275T3633	06/01/02	06/01/03	EACH OCCURRENCE		$10,000,000
	☒ OCCUR	☐ CLAIMS MADE			AGGREGATE		$10,000,000
	☐ DEDUCTIBLE					$
	☐ RETENTION $					$
A	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY	UB260T8036	06/01/02	06/01/03	☒ WC STATUTORY LIMITS ☐ OTHER
					E.L. EACH ACCIDENT		$1,000,000
					E.L. DISEASE—EA EMPLOYEE		$1,000,000
					E.L. DISEASE—POLICY LIMIT		$1,000,000
	OTHER

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS
RE: CYMER, Inc. (CSD-6)
        San Diego, CA
CYMER, Inc., Austin Veum Robbins Parshalle and WES Consulting, Inc. are named as Additional Insureds as respects the General Liability.
(See Attached Descriptions)

CERTIFICATE HOLDER ☒	ADDITIONAL INSURED; INSURER LETTER:	CANCELLATION
CYMER, Inc. 16750 Via del Campo Court San Diego, CA 92127-1712		SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.
AUTHORIZED REPRESENTATIVE
/s/ CONNIE K. BOSTON

ACORD 25-S (7/97) 1 of 3 #S222565/M216296                                                 CIR ® ACORD CORPORATION 1988

1

IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

2

DESCRIPTIONS (Continued from Page 1)

The insurance coverage provided shall be primary and any other insurance coverage carried by the additional insured shall be excess insurance."

3

POLICY NUMBER: RTC2J-GLSA-260T6073-TIL-01	COMMERCIAL GENERAL LIABILITY GENERAL PURPOSE ENDORSEMENT

BLANKET ADDITIONAL INSURED

THIS ENDORSEMENT MODIFIES INSURANCE PROVIDED UNDER THE FOLLOWING:

COMMERCIAL GENERAL LIABILITY COVERAGE PART

SECTION II—WHO IS AN INSURED IS AMENDED TO INCLUDE ANY PERSON OR ORGANIZATION YOU ARE REQUIRED BY WRITTEN CONTRACT TO INCLUDE AS AN INSURED. INSURANCE SHALL BE LIMITED TO THE EXTENT OF COVERAGE AND LIMITS OF LIABILITY REQUIRED BY THE WRITTEN CONTRACT. THE WRITTEN CONTRACT MUST BE EXECUTED PRIOR TO THE OCCURRENCE OF ANY LOSS. THIS ENDORSEMENT SHALL NOT INCREASE THE LIMITS STATED IN SECTION III—LIMITS OF INSURANCE, OR THE EXTENT OF COVERAGE STATED IN THIS POLICY.

WE FURTHER AGREE WITH YOU THAT THE INSURANCE AFFORDED THE ADDITIONAL INSURED DOES NOT APPLY TO LIABILITY FOR "BODILY INJURY", "PROPERTY DAMAGE", "PERSONAL INJURY", OR "ADVERTISING INJURY" ARISING OUT OF THE ACTS OR OMISSIONS OF THE ADDITIONAL INSURED UNLESS THIS WAS AGREED TO BY WRITTEN CONTRACT EXECUTED PRIOR TO THE "OCCURRENCE" OF ANY LOSS.

4

[LOGO] Zurich American Insurance Company (A stock company herein called the Company) 1400 American Lane, Schaumberg, Illinois 50195-1058
CERTIFICATE OF INSURANCE
CERTIFICATE PERIOD 06/12/02 to 09/30/03 CERTIFICATE NUMBER IM 3703900 - 00
This Certificate follows the terms and conditions of ZURICH AMERICAN INSURANCE COMPANY Policy IM 3590054 - 00
This Certificate neither affirmatively nor negatively amends, extends or alters the coverage limits, terms or conditions of the policy unless expressly stated herein.

NAMED INSURED	Hertsel Phelps Construction Co. Southern California

BUSINESS ADDRESS	2415 Campus Drive, Suite 100 Irvine, CA 92612

ADDITIONAL INSUREDS (include address)	CYMER, Inc. 18750 Via del Campo Court San Diego, CA 92127-1712	Austin Veum Robbins Parshalle 600 W. Broadway, Ste 200 San Diego, CA 92101

LOSS PAYEE (include address)

MORTGAGEE (include address)

PROJECT LOCATION (include address)	CYMER, Inc. Lots 46 & 47 of 4S Ranch 10782 Thornmint Ct San Diego, CA 92127

PROJECT DESCRIPTION (Structural type, size, material type, occupancy, etc.) (If renovation or rehab, be specific)	Project consisting of a building that is part 2 story and part 3 story, slab on grade, braced frame
Concrete foundation, street frame with glass, metal and plaster panel exterior. There is also a 4 story precast parking garage.

5

CERTIFICATE NUMBER:    IM    3703          00

STANDARD COVERAGE TERMS [ILLEGIBLE]

LIMIT OF LIABILITY		$45,000,000	Any One OCCURRENCE*

SUB-LIMITS OF LIABILITY		$45,000,000	Physical Damage To Insured Property

(Sub-limits are per OCCURRENCE*)	$		Delay In Completion (see coverage terms below for specific sublimits)

		$1,000,000	Physical Damage To Property In Transit - Any One Conveyance

		$1,000,000	Physical Damage To Property In Offsite Storage - Any One Location

		$250,000	Expediting Expense

		$250,000	Physical Damage To Existing Property At The Insured Project

		$25,000	Fire Brigade Charges & Extinguishing Expenses

		$10,000	Physical Damage To Plans, Blueprints, Drawings, Renderings, Specifications Or Other Contract Documents And Models At The Insured Project

		25%	Of the amount of insured physical loss or damage - Debris Removal

ANNUAL AGGREGATE LIMITS		$45,000,000	Caused By, Resulting From, Contributed To Or Aggravated By The Peril Of EARTHQUAKE*

(Aggregate limits apply to each			Caused By, Resulting From, Contributed To Or Aggravated By The Peril Of
annual period within this Certificate		$45,000,000	COASTAL WINDSTORM*
beginning on the Certificate
inception date)			Caused By, Resulting From, Contributed To Or Aggravated By The Peril Of
		$45,000,000	FLOOD*

DEDUCTIBLES		$10,000	Physical Damage, Except

		$250,000	5 % EARTHQUAKE*
(Deductibles apply per OCCURRENCE*)
(When % is entered, the % is		$25,000	% COASTAL WINDSTORM*
applied against the total insured
physical damage values at risk at the		$100,000	FLOOD*
time and place of loss subject to the
dollar minimum)	$		Hot Testing

		Days	Deductible Period - Delay In Completion - Standard Coverage

		Days	Deductible Period - Delay In Completion - Optional Coverage

DELAY IN COMPLETION COVERAGE TERMS [ILLEGIBLE]

NAMED INSURED BUSINESS ADDRESS

ANTICIPATED DATE OF COMPLETION*
PERIOD OF INDEMNITY* Days

Subject to individual sublimits shown below, the total sublimit for which the Company shall be liable is				$

SUB-LIMITS OF LIABILITY	Loss Of Gross Earnings	$

	Loss Of Rental Income	$

	Soft Costs / Additional Expense	$

			Interim Interest Expense	$

			Realty Taxes / Ground Rents	$

			Advertising Expense	$

			Commission Expense	$

			Architect / Engineer Fees	$

			Project Administration Expense	$

			Legal / Accounting Fees	$

			Insurance Premiums	$

$

6

HENSEL PHELPS CONSTRUCTION COMPANY
MASTER BUILDERS RISK PROGRAM
SECTION A—DECLARATIONS

A.	NAMED INSURED(S):	Hensel Phelps Construction Company 420 Sixth Ave Greeley, CO 80631
B.	ADDITIONAL INSURED(S):

To the extent required by any contract or subcontract for an INSURED PROJECT*, and then only as their respective interests may appear, all owners, all contractors and subcontractors of every tier, tenants of the INSURED PROJECT* and any other individual or entity specified in such contract or subcontract are recognized as Additional Insureds hereunder.

All hereinafter referred to as the Insured.

LOSS PAYEE(S):

Unless otherwise amended on any Certificate issued to this Master Policy, loss, if any, shall be adjusted with and made payable to the Named Insured, or as per their order, whose receipt shall constitute a release in full of all liability under this policy with respect to such loss.

TERM OF INSURANCE:

This Master Policy shall be effective on August 1, 2000 and shall continue in full force and effect until the expiration date of August 1, 2003, both at 12:01 A.M. standard time at the address of the Named Insured, but only as respects those INSURED PROJECTS* beginning on or after said effective date and prior to said expiration date.

Notwithstanding the foregoing, or subsequent endorsements hereto, coverage under this Master Policy will apply only to those projects for which the Company has issued an individual Certificate to this Master Policy. Such coverage will apply only for such periods commencing directly with work at the INSURED PROJECT* and continuing in full force and effect until the earlier of the final acceptance by the owner or the expiry of the Named Insured's Interest unless otherwise agreed by endorsement to individual Certificates. It is understood that in the event an owner places insurance on any portion of the work which has been declared and accepted as Substantially Complete, coverage hereunder as respects such portion of the work shall cease as of the Substantial Completion Date as stated in the Certificate of Substantial Completion.

EXTENSION OF TERM OF INSURANCE:

The term of any Certificate shall automatically be extended subject to payment of additional premium at the rates stated in said Certificate subject to the conditions of Paragraph 9—Reporting Provisions and Paragraph 10—Premium Adjustment appearing in SECTION B on page 7 of this manuscript policy form.

This Master Policy shall not be extended buy may be renewed at the Named Insured's request and upon the Company's acceptance subject to rates, deductibles, limits, terms and conditions to be agreed upon. Such renewal shall only apply to those projects beginning on or after the expiration date of this policy. Any INSURED PROJECT* in force prior to the renewal of the Master Policy shall be held covered at the rates, deductibles, limits, terms and conditions of the Master Policy within which the INSURED PROJECT* began.

AUTOMATIC ACQUISITION:

7

[LOGO]
Flood and Peterson Insurance, Inc.

FAX	SEP 24 2002	Date:	September 23, 2002

	CLR	Number of pages including cover sheet:	3

To:	From:
Jim Reynolds	Connie Boston

Phone:	Phone: 970-506-3202

Fax phone: 619-696-1410	Fax phone: 970-506-3209

CC: Jeff D'Agosta 346-7252

REMARKS:	/ /	Urgent	/x/	For your review	/ /	Reply ASAP	/ /	Please comment

As I indicated on the phone, we do not endorse an umbrella policy to show CYMER as additional insured. However, since CYMER has additional insured status on the underlying general liability the umbrella would follow form.

I have attached wording from Hensel Phelps umbrella policy defining an insured.

8

  l.
  Property damage" to "your work" arising out of it or any part of it and included in the "products-completed operations hazard".

    This exclusion does not apply if the damaged work or the work out of which the damage arises was performed on your behalf by a subcontractor.

  m.
  "Property damage" to "impaired property" or property that has not been physically injured, arising out of:

  (1)
  A defect, deficiency, inadequacy or dangerous condition in "your product" or "your work"; or

  (2)
  A delay or failure by you or anyone acting on your behalf to perform a contract or agreement in accordance with its terms.

    This exclusion does not apply to the loss of use of other property arising out of sudden and accidental physical injury to "your product" or "your work" after it has been put to its intended use.

  n.
  Damages claimed for any loss, cost or expense incurred by you or others for the loss of use, withdrawal, recall, inspection, repair, replacement, adjustment, removal or disposal of:

  (1)
  "Your product";

  (2)
  "Your work"; or

  (3)
  "Impaired property";

    If such product, work or property is withdrawn or recalled from the market or from use by any person or organization because of a known or suspected defect, deficiency, inadequacy or dangerous condition in it.

  Exclusions b. through n. do not apply to damage by fire to premises rented to you.

SECTION II—WHO IS AN INSURED.

1.
If you are designated in the Declarations as:

a.
An individual, you and your spouse are insureds, but only with respect to the conduct of a business of which you are the sole owner.

b.
A partnership or joint venture, you are an insured. Your members, your partners, and their spouses are also insureds, but only with respect to the conduct of your business.

c.
An organization other than a partnership or joint venture, you are an insured.

2.
Each of the following is also an insured:

a.
As respects the "auto hazard":

  (1)
  Anyone using an "auto" you own, hire or borrow including any person or organization legally responsible for such use provided it is with your permission; and

  (2)
  Any of your executive officers, directors, partners, employees or stockholders, operating an "auto" you do not own, hire or borrow while it is being used in your business.

    None of the following is an insured under (1) or (2) above:

    (a)
    Any person employed by or engaged in the duties of an auto sales agency, repair shop, service station, storage garage or public parking place that you do not operate;

9

    (b)
    The owner or lessee of any "auto" hired by or for you or loaned to you, and any agent or employee of such owner or lessee.

  b.
  As respects aircraft:

    Anyone using an aircraft chartered with crew by you or on your behalf and anyone legally responsible for its use except:

    (1)
    The owner or crew of the aircraft or any person operating such aircraft;

    (2)
    Any manufacturer of the aircraft or any of its parts;

    (3)
    Any sales, service or repair company;

    (4)
    Any airport or hangar operator;

    or any employee of (2), (3) or (4).

  c.
  Except as respects aircraft and the "auto hazard":

  (1)
  Your executive officers, employees, directors or stockholders while acting within the scope of their duties; and

  (2)
  Any person or organization while acting as real estate manager for you.

  d.
  Any organization you newly acquire or form, other than a partnership or joint venture, and over which you maintain ownership or majority interest, will be deemed to be a Named Insured. However, coverage does not apply to:

  (1)
  "Bodily injury" or "property damage" that occurred before you acquired or formed the organization; and

  (2)
  "Personal injury" or "advertising injury" arising out of an "offense" committed before you acquired or formed the organization.

  e.
  Any person or organization having proper temporary custody of your property if you die, but only:

  (1)
  With respect to liability arising out of the maintenance or use of that property; and

  (2)
  Until your legal representative has been appointed.

  f.
  Your legal representative if you die, but only with respect to duties as such. That representative will have all your rights and duties under this insurance.

  g.
  Any person or organization for whom you agreed in writing to provide this insurance for operations you perform or facilities you own or use. This insurance is subject to your "applicable underlying limits" for such operations or facilities.

  h.
  Any other person or organization insured under any policy of the "underlying insurance." This grant is subject to all the limitations upon coverage under such policy other than the limits of the "underlying insurers" liability.

  No person or organization is an insured with respect to the conduct of any current or past partnership or joint venture that is not shown as a Named Insured in the Declarations.

  No person is an insured as respects "bodily injury" to a fellow employee unless insurance for such liability is afforded by the "underlying insurance".

10

SECTION III—LIMITS OF INSURANCE.

1.
The Limits of Insurance shown in the Declarations and the rules below fix the most we will pay regardless of the number of:

a.
Insureds;

b.
Claims made or "suits" brought; or

c.
Persons or organizations making claims or bringing "suits."

2.
The Products-Completed Operations Aggregate Limit is the most we will pay under Coverage A for damages because of injury and damage included in the "products-completed operations hazard."

3.
The General Aggregate Limit is the most we will pay for damages under Coverage A and Coverage B, except:

a.
Damages because of injury and damage included in the "products-completed operations hazard"; and

b.
Damages because of injury and damage included in the "auto hazard".

4.
Subject to 3. above, the Personal and Advertising Injury Limit is the most we will pay under Coverage B for the sum of all damages because of all "personal injury" and all "advertising injury" sustained by any one person or organization.

5.
Subject to 2. or 3. above, whichever applies, the Each Occurrence Limit is the most we will pay for the sum of damages under Coverage A because of all "bodily injury" and "property damage" arising out of any one "occurrence".

To determine the limit of our liability, all "bodily injury" and "property damage" arising out of continuous or repeated exposure to the same general conditions shall be considered one "occurrence".

The limits of this insurance apply separately to each consecutive annual period and to any remaining period of less than 12 months. The policy period begins with the effective date shown in the Declarations. If the policy period is extended after issuance for an additional period of less than 12 months, the additional period will be deemed part of the last preceding period.

SECTION IV—CONDITIONS.

1.    APPEALS.

  a.
  If the insured or the insured's "underlying insurer" elects not to appeal a judgment which exceeds the "applicable underlying limit", we may do so.

  b.
  If we do, we will pay all costs of the appeal. We will also pay all costs on appeals related to the defense of the insured as provided in SECTION I.2. These sums are in addition to the "applicable limit of insurance". In no event shall our liability for "ultimate net loss" exceed the "applicable limit of insurance."

2.    BANKRUPTCY.

  Bankruptcy or insolvency of the insured or the insured's estate will not relieve us of our obligations under this insurance.

11

REV. 10
Dated: 09-23-02

ADDENDUM NO. 1
to
STANDARD FORM OF AGREEMENT
BETWEEN OWNER AND CONTRACTOR
(AIA DOCUMENT NUMBER A111-1997)
for
CYMER, INC.'S CSD-6
THORNMINT COURT, SAN DIEGO, CA 92127

Dated September 11, 2002

A.    Introductory Matters.

        1.    Interpretation.

          (a)    Document Conflicts.    This Addendum No. 1 (the "Addendum") amends and supplements the above-referenced Standard Form of Agreement (the "AIA Form A111"). In the event of a conflict between the provisions of this Addendum and those of the AIA Form A111, the provisions of this Addendum shall control. In the event of a conflict between this Addendum and the General AIA Conditions, this Addendum shall control.

          (b)    Certain Defined Terms.

            (1)    General.    Terms which begin with initial capital letters are defined terms which shall have the respective meanings given them in the AIA Form A111, the General AIA Conditions, or this Addendum, as the case may be.

            (2)    Listing.    Terms defined in this Addendum include the following:

              (i)    Above and Below.    The terms "above" and "below," as used in this Addendum, refer to the AIA Form A111 or this Addendum, as the context requires.

              (ii)    Accepted Proposals.    The term "Accepted Proposals" means the bids or proposals accepted or deemed approved by Owner for: (A) the Self-Perform Work and (B) the Subcontractor Work.

              (iii)    Agreement.    The term "Agreement" means and includes the AIA Form A111 and the exhibits to this Agreement listed in Section A.2 below or in Article 15 above.

              (iv)    AIA Form A111.    The term "AIA Form A111" has the meaning given it in Section A.1(a) above.

              (v)    Building 1.    The Term "Building 1" is defined in Section A.4(a)(1) below. Building 1 will contain the Central Plant and space intended for manufacturing and office uses.

              (vi)    Building 2.    The term "Building 2" is defined in Section A.4(a)(2) below. Building 2 is the Project's Parking Structure.

              (vii)    Contractor's Fee.    The term "Contractor's Fee" has the meaning given it in Section 5.1.2 above.

              (viii)    Contractor's Job Site Administrative Personnel.    The term "Contractor's Job Site Administrative Personnel" has the meaning given it in Section A.1(b)(2)(ix)(A)(x) below.

              (ix)    Contractor's Job Site Overhead.

                (A)    Included Costs.    The term "Contractor's Job Site Overhead" includes:

                  (w)  The Pre-Construction Costs, as provided in Section A.4(c) below;

                  (x)  The amount payable by Owner to Contractor to pay for the cost of the wages or salaries of Contractor's supervisory and administrative personnel, including one full time estimator working on the Project for five (5) months regardless of whether the estimator is on Site or not, ("Contractor's Job Site Administrative Personnel") when stationed on the Site on a full time basis with Owner's approval, as provided in Sections 7.2.2 and 7.2.4 above;

                  (y)  The rental charges for job site trailers and the like, as described in Section 7.5.2 above; and

                  (z)  Contractor's Job Site Overhead for the Self-Perform Work, as approved by Owner.

                (B)    Excluded Costs.    Contractor's Job Site Overhead shall not include amounts payable for wages of construction workers employed in performing the Self Perform Work under Sections 7.2.1 and 7.2.4 above, it being agreed that such wages will be included in the Accepted Proposals for the Self-Perform Work. It is understood, however, that additional costs may be added to Contractor's Job Site Overhead when the Self-Perform Work is performed. Contractor's Job Site Overhead shall not include the Project Insurance Premiums.

                (C)    Computation.    Contractor's Job Site Overhead is sometimes commonly referred to as Contractor's "general conditions." Contractor's Job Site Overhead is a variable number, which will vary over the course of the Work to reflect changes in the number of Contractor's Job Site Administrative Personnel assigned to the Project, the allocation of other resources to the Work, etc. Contractor's Job Site Overhead may include the personnel costs for off Site personnel of Contractor described in Sections 7.2.3 and 7.2.4 above, but only with Owner's prior written consent.

              (x)    Contract Sum.    The term "Contract Sum" means the sum of: (A) the Cost of the Work, (B) the Contractor's Fee, and (C) the Project Insurance Premiums. The Contract Sum is a term used in the General AIA Conditions.

              (xi)    Cost of the Work.    The term "Cost of the Work" means the sum of (A) the Project Construction Costs and (B) Contractor's Job Site Overhead. The Cost of the Work is subject to adjustment for Change Orders.

              (xii)    Cost Savings.    The term "Cost Savings" has the meaning given it in Section B.5 below.

              (xiii)    General AIA Conditions.    The term "General AIA Conditions" means the General Conditions of the Contract for Construction (AIA Document A201-1997). The General AIA Conditions are attached to this Agreement, but, for purposes of Section A.3(b) below, are not a part of this Agreement. The General AIA Conditions are, however, part of the Contract Documents.

              (xiv)    GMP.    The term "GMP" means the Guaranteed Maximum Price for the Work, which is to be determined in accordance with Section 5.2 above and Section B.4 below.

2

              (xv)    Major Sectors.    The term "Major Sectors" means the major sectors or segments of the Project identified in Table A.5 below. The term refers to the various areas of the Project.

              (xvi)    Owner-Caused Delays.    The term "Owner-Caused Delays" has the meaning given it in Section B.3(b) below.

              (xvii)    Permitted Delays.    The term "Permitted Delays" means delays in the Work resulting from the occurrence of events of force majeure; provided, however, that Permitted Delays shall not include delays due to "typical" inclement weather other than rain delays of construction activity that delay completion of (A) Phase 1B by more than a total of five (5) work days or (B) other Major Sectors by more than ten (10) work days in the aggregate.

              (xviii)    Pre-Construction Costs.    The term "Pre-Construction Costs" means the cost incurred by Contractor before the commencement of the Work in assisting Owner in planning the Work. See Section A.4(c) below.

              (xix)    Project Construction Costs.    The term "Project Construction Costs" means: (A) the sum of the Accepted Proposals, less (B) any Cost Savings. The Project Construction Costs shall not include any mark-up for Contractor's Job Site Overhead, Contractor's Fee, or otherwise. The Project Construction Costs may be adjusted by Change Orders as provided elsewhere.

              (xx)    Project Insurance Premiums.    The term "Project Insurance Premiums" means the premiums on the following insurance policies obtained by Contractor for the benefit of Owner and the Project: (A) comprehensive general liability ("CGL") insurance (with a $250,000 per occurrence deductible), and (B) builder's "all risk" property insurance (with a $10,000 per occurrence deductible and earthquake and flood deductibles as noted below). Except as provided below in this Section A.1(b)(2)(xx), Contractor will assume the complete risk of paying all the deductible amounts under both insurance policies, provided Owner pays (i) an aggregate premium for the CGL policy in the amount of $5.70 per $1,000 of the Cost of the Work, as the same may change from time to time, and (ii) an aggregate premium for the builder's risk policy in the aggregate amount of $5.25 per $1,000 of the Cost of the Work, as the same may change from time to time. The premium quote for the builder's risk policy will provide insurance coverage through September 28, 2003. Notwithstanding anything in this Addendum to the contrary, it is agreed that Contractor is not assuming any liability for the $100,000 deductible for flood damage or the 5.0% deductible ($250,000 minimum claim per occurrence) for earthquake damage under the builder's risk policy. Owner shall retain liable for these two deductible amounts. As regards the $250,000 deductible under Contractor's CGL policy, it is expressly understood and agreed that Owner shall have no responsibility for any portion thereof, regardless of how many claims may be asserted. No Contractor's Fee shall be payable with respect to the Project Insurance Premiums.

              (xxi)    Punchlist.    The term "Punchlist" means the list of defective, nonconforming, or incomplete Work to be prepared by Owner and Contractor upon Substantial Completion of each Major Sectors of the Project. See Section B.8 below.

              (xxii)    Punchlist Work.    The term "Punchlist Work" means the corrective work to be performed by Contractor after Substantial Completion of the Project to correct or remedy defective or incomplete portions of the Work listed on the Punchlist. See Section B.8 below.

3

              (xxiii)    Self-Perform Work.    The term "Self-Perform Work" shares the meaning given it in Section B.4(b) below.

              (xxiv)    Site.    The term "Site" means the land on which the Project is to be constructed.

              (xxv)    Subcontractor Work.    The term "Subcontractor Work" means the portion of the Work to be performed by the Subcontractors.

              (xxvi)    Substantial Completion.    The term "Substantial Completion" is defined in Section 9.8.1 of the General AIA Conditions. In this Agreement, the terms "Substantial Completion of the Work" and "Substantial Completion of the Project" are synonymous.

              (xxvii)    TCO.    The term "TCO" means a temporary certificate of occupancy issued by the County of San Diego permitting the Project or portions thereof to be occupied by Owner's employees.

              (xxviii)    Warranty Period.    The term "Warranty Period" means a one-year period, calculated as follows:

                  (A)  As regards Phase 1B, the Central Plant and any mechanical, electrical and plumbing systems serving Phase 1B and the Central Plant, the Warranty Period shall commence as of the date of Substantial Completion of Phase 1B;

                  (B)  With respect to the balance of the Project, the Warranty Period shall commence on the date of Substantial Completion of each Major Sector for which Owner takes occupancy.

        2.    Exhibits.    The following exhibits are attached to this Agreement and incorporated into this Agreement by this reference:

(a)	Exhibit "A"	—	Scope of Work,
(b)	Exhibit "B"	—	Contractor Personnel Assigned to Cymer, Inc.'s CSD-6,
(c)	Exhibit "C"	—	Concept Schedule for the Work dated August 2, 2002,
(d)	Exhibit "D"	—	Initial Budget Estimate dated 8/9/02, Revised/Current Budget dated 8/28/02, Estimate History dated 8/19 & 20/02, Clarifications
(e)	Exhibit "E"	—	Contractor's 2002-2003 Salaried Staff Billing Monthly Rates,
(f)	Exhibit "F"	—	Conceptual Drawing of Side Elevation of Building 1, and
(g)	Exhibit "G"	—	Certificates of Insurance

        3.    Contract Documents.

          (a)    General.    As of the date of execution of this Agreement, the list of the Contract Documents set forth in Article 15 above is incomplete, because many of the documents intended to be part of the Contractual Documents have not yet been prepared. When the missing Contract Documents are prepared, this Agreement will be amended to provide a comprehensive enumeration or listing of the Contract Documents.

          (b)    Interpretation Priority.    In the event of conflicts or discrepancies among the Contract Documents, interpretations will be based on the following priorities:

            (1)  This Addendum,

            (2)  The AIA Form A111, including the exhibits attached thereto,

4

            (3)  Any Supplementary Conditions,

            (4)  The General A1A Conditions,

            (5)  The Drawings and the Specifications, and

            (6)  Submittals, pursuant to Section 3.12.4 of the General AIA Conditions.

          (c)    Interpretation of Drawings and Specifications.    Drawings govern Specifications for quantity, dimension, and location, and Specifications govern Drawings for quality and performance. In the event of ambiguity in quantity or quality, the greater quantity and the better quality shall govern. Figured dimensions govern scale dimensions and large scale Drawings govern small scale Drawings.

        4.    Description of Project.

          (a)    General.    The Project is referred to as "Cymer, Inc.'s CSD-6." The Project consists of two principal structures:

            (1)  A two-story and three-story structure ("Building 1") containing a total of approximately 265,000 sq. ft. of Central Plant, manufacturing space and office/support space; and

            (2)  A five-level parking garage ("Building 2") containing approximately 550 automobile parking spaces; and

            (3)  Site improvement work consisting of grading, construction of site utilities, site mechanical yard, hardscape, landscape, vehicular paving and site walls.

          (b)    Building 1 Areas.    For construction and design purposes, Building 1 has been divided in three areas—Areas A, B and C. Area A is intended for use primarily as manufacturing and office purposes. Area B is also intended for use primarily as manufacturing and office purposes. Area C contains an HVAC central plant (the "Central Plant") which will serve Building 1. A conceptual drawing showing a side elevation of Building 1 and a portion of Building 2 is attached hereto as Exhibit "F". The portion of Building 1 identified as Area B/Levels 1 and 3 of Building will be left in shell condition. As a result, the scope of the Work does not include the construction of tenant improvements in such areas.

          (c)    Status of Work.    As of the date of this Agreement, Contractor has commenced the portion of the Work identified as site grading. The pre-construction services provided by Contractor to Owner before the commencement of the Work are part of the Work, and will be included as part of Contractor's Job Site Overhead for purposes of computing Contractor's Fee. The parties have not yet agreed on the amount of the Pre-Construction Costs. Such amount will be determined by mutual agreement.

        5.    Major Sectors of Work.    The parties have divided the Work into the Major Sectors identified in Column B of Table A.5 below. Contractor's references or identifications for the Major Sectors is listed in Column A of Table A.5. The parties intend that Substantial Completion of the Major Sectors of the Work will occur in stages, at the various times specified in Column C of Table A.5.

5

TABLE A.5
Major Sectors of Work
(Refer to Page 2 of Summary Schedule portion of Exhibit "C")

A	B	C
Contractor Phase No.	Description	Agreed Date for Substantial Completion
1A	Building shell for Areas A, B and C	7/25/03
1B	Tenant improvements for Area A/Level 1 service yard, and the Central Plant (Area C) as required for Substantial completion	4/11/03
2A	Building 2 (all portions)	7/25/03
2B	Tenant improvements for lobby, Levels 1 and 2, offices and breezeway in Area A/Level 2, as required for Substantial Completion	7/25/03
2C	Tenant improvements for offices in Area B/Level 2 as required for Substantial Completion, it being agreed that Area B/Levels 1 and 3 will be left in shell condition	9/29/03

        6.    [INTENTIONALLY BLANK]

        7.    Financial Summary.

          (a)    General.    This section is intended to provide a concise summary of the financial arrangements between Owner and Contractor. In the event of a conflict between the provisions of this Section A.7 and other more detailed provisions of this Agreement, the more detailed provisions shall control.

          (b)    Summary.    In consideration of Contractor's performance of the Work, Owner will be responsible for paying Contractor the Contract Sum, consisting of the Cost of the Work, the Contractor's Fee, and the Project Insurance Premiums. The Contractor's Fee is equal to five percent (5.0%) of the Cost of the Work. The Cost of the Work includes the Project Construction Costs, plus Contractor's Job Site Overhead. Contractor's Job Site Overhead includes the cost of Contractor's Job Site Administrative Personnel as provided in Sections 7.2.2 and 7.2.4 above, the Pre-Construction Costs, and other costs described in Sections 7.2.3, 7.2.4 and 7.5.2 above.

B.    General Modifications of AIA Form A111.

        1.    Commencement of Work (Section 4.1).    For purposes of computing the Contract Time, the amounts due Contractor for Contractor's Overhead, Contractor shall be deemed to have commenced the Work at such time as Contractor first mobilized on the Site (August 1, 2002). Following mobilization, grading equipment was moved on site (August 12, 2002) and grading commenced on August 14, 2002."

        2.    Substantial Completion of Phase 1B (Section 4.3).    In Column C of Table A.5, the agreed date for Substantial Completion of Phase 1B of the Work is April 11, 2003. Contractor understands that Owner desires that Substantial Completion of Phase 1B of the Work occur on or before April 1, 2003 in order to meet Owner's delivery obligations to third party purchasers of the laser devices to be manufactured by Owner in the subject space. Contractor agrees to endeavor to perform the Work such that Phase 1B is Substantially Completed on or before April 1, 2003; provided, however, that Contractor's efforts to accelerate completion of Phase 1B shall not result in an increase in the Cost of the Work. Contractor shall not, however, incur any penalty if Substantial Completion of Phase 1B occurs after April 1, 2003, but on or before April 11, 2003. Upon delivery of Phase 1B to Owner, the

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parties shall develop appropriate procedures to assure that Phase 1B is physically secure and Owner's employees have reasonable access to Phase 1B.

        3.    Schedule for Substantial Completion (Section 4.3).

          (a)    Construction Schedule.    Contractor shall endeavor to achieve Substantial Completion of the Major Sectors of the Work by the dates specified in Column C of Table A.5 above and Column B of Table B.3 below. The dates in Tables A.5 and B.3 may be changed only by a Change Order signed by both Owner and Contractor.

TABLE B3
Schedule of Liquidated Damages

A	B	C
Contractor Phase No.	Agreed Date for Substantial Completion	Amount of Liquidated Damages
1B	4/11/03	$2,000 per day
2A	7/25/03	$1,000 per day
2B	7/25/03	$1,000 per day
2C	9/29/03	$1,000 per day
Substantial Completion for the entire Project	9/29/03	$1,000 per day

          (b)    Extension of Time.    It is agreed that the dates for completion of the Major Sectors of the Work will be extended due to: (1) Owner's failure to timely approve the design of components of the Work which impact the critical path of the Work, (2) Owner's interference with the Work, or (3) the occurrence of Permitted Delays. (Hereafter, the events described in clauses (1) and (2) may be collectively referred to as "Owner-Caused Delays.") Contractor shall provide Owner and Architect reasonable notice of any event or circumstance which Contractor believes should be treated as an Owner Caused Delay.

          (c)    Liquidation Damages.    The parties agree that it would be very difficult to ascertain and determine the actual amount of damages resulting from Contractor's failure to complete the Major Sectors of the Work by the times specified in Column B of Table B.3. Accordingly, the parties have agreed to fix the amount of such damages payable by Contractor at the amounts specified in Column C of said Table B.3. Such damages are agreed to be fair and reasonable liquidated damages for the delays for which Contractor is responsible. Notwithstanding anything in this Agreement to the contrary, the aggregate amount of the liquidated damages payable by Contractor under this Section B.3(c) shall not exceed the total amount of Contractor's Fee.

        4.    Guaranteed Maximum Price (Section 5.2.1).

          (a)    General.    Owner and Contractor have decided to "fast tract" construction of the Project, even though the design of significant portions of the Project has not been completed as of the date of this Agreement. As a result, the GMP cannot be presently determined. Owner and Contractor have agreed to determine the GMP while the Work is progressing in an open and transparent manner so that Owner will fully understand how the GMP is determined. To achieve this transparency, the GMP will be determined through a process approved by Owner. For certain portions of the Work, including all the Self-Perform Work and some portions of the Subcontractor Work, Owner and Contractor will directly negotiate prices for such portions of the Work without using a competitive bidding process. After being approved by Owner, such negotiated prices shall become included in the Accepted Proposals. As requested by Owner, Contractor shall obtain competitive bids for those portions of the Subcontractor Work which will be competitively bid in a number approved by Owner. The competitive bids will be obtained as final plans and working

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  drawings for portions of the Project are completed in sufficient detail to permit Subcontractors to submit firm bids for the subject portions of the Subcontractor Work. After Owner and Contractor have reviewed the competitive bids, Owner will select the bids which will become the Accepted Proposals, which may or may not be the lowest bid.

          (b)    Self-Perform Work.    Contractor has advised Owner that Contractor desires to self-perform the following portions (the "Self-Perform Work") of the Work—concrete, structural excavation and rough carpentry. In order to establish the Accepted Proposals for the Self-Perform Work, Contractor shall negotiate prices for same which are accepted and approved by Owner, the parties realizing that it will be impractical to solicit truly competitive bids for the Self-Perform Work from the Subcontractors because the Subcontractors will be aware of Contractor's intention to construct the Self-Perform Work. The scope of the Self-Perform Work is intended to include all parts of the Work to be done by Contractor, regardless of whether it is specifically listed above. The cost of the Self-Perform Work will be included in the Accepted Proposals.

          (c)    Setting the GMP.    As soon as practical, after the Accepted Proposals for the Self-Perform Work and the Subcontractor Work have been determined, the parties shall determine the GMP for the Work. Ultimately, the parties expect to agree on a lump sum price for the cost of the Work to replace the GMP. Pending agreement on such lump sum price, the GMP may contain a contingency reserve in a mutually agreed on amount, it being agreed that upon conversion to a lump sum contract, any unexpended portion of the contingency reserve shall belong to Owner, subject to negotiations intended to establish reasonable reserves for incomplete design, outstanding purchasing risks schedule related risks and trade damage.

        5.    Cost Savings (Section 5.2.1).    Owner and Contractor acknowledge that it may be possible to achieve cost savings ("Cost Savings") under the Accepted Proposals through value engineering or otherwise. Owner and Contractor shall cooperate with one another to achieve Cost Savings. Owner shall have the right to approve or disapprove of any changes in the Work that would generate Cost Savings.

        6.    Change Orders (Article 6).

          (a)    Types.    There shall be five (5) types of Change Orders —(1) Owner Initiated Change orders, (2) Owner Use Required Change Orders, (3) Contractor Initiated Change Orders, (4) No Fault Change Orders, and (5) Cost Saving Change Orders. The effect of Change Orders on the Contract Time and the GMP is specified in Section B.6(b) below.

            (1)    Owner Initiated Change Orders.    The term "Owner Initiated Change Orders" means Change Orders requested by the Owner after Owner and Contractor have approved the GMP. Owner Initiated Change Orders will be made at Owner's sole cost and expense. The GMP and the resultant Project Construction Costs will be adjusted, as necessary or appropriate, to reflect the effect of Owner Initiated Change Orders.

            (2)    Owner Use Required Change Orders.    The term "Owner Use Required Change Orders" means Change Orders required or necessary (without specific request of Owner) because of: (i) the particular use of the Project intended by Owner or (ii) design criteria or materials selections or decisions made by Owner. Owner Use Required Change Orders will be made at Owner's sole cost and expense. The GMP and the resultant Project Construction Costs will be adjusted, as necessary or appropriate, to reflect the effect of Owner Use Required Change Orders. Contractor will advise Owner and Architect of circumstances giving rise to Owner Use Required Change Orders.

            (3)    Contractor Initiated Change Orders.    The term "Contractor Initiated Change Orders" means any Change Orders (other than Cost Savings Change Orders) initiated by Contractor after the Work has started: (i) to correct mistakes or errors by Contractor (including any

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    Subcontractors) or (ii) with respect to the design-build components of the Work. Unless Contractor Initiated Change Orders are the result of gross negligence of Contractor or the Subcontractors, Contractor Initiated Change Orders will be made at Owner's sole cost and expense, but will not increase the GMP or Contractor's Job Site Overhead.

            (4)    No Fault Change Orders.    The term "No Fault Change Orders" means any Change Orders which are not the responsibility of either Contractor or Owner, as provided above, i.e., Change Orders necessitated by Permitted Delays, unforeseen conditions, or acts or omissions of third parties (other than the Architect and the Subcontractors). Contractor will advise Owner of circumstances giving rise to No Fault Change Orders. No Fault Change Orders will be made at Owner's cost and expense and will affect the GMP and the resultant the Project Construction Costs, exclusive of Contractor's Job Site Overhead, unless it can be demonstrated that such overhead has been substantially impacted thereby.

            (5)    Cost Saving Change Orders.    The term "Cost Saving Change Orders" means Change Orders, initiated by Owner or Contractor, which reduce the Contract Time and/or the Project Construction Costs.

          (b)    Certain Effects of Change Orders.

            (1)    Time.    Change Orders will not result in an extension of the Contract Time or the agreed dates for Substantial Completion of the Major Sectors of the Work, unless Contractor demonstrates, to Owner's reasonable satisfaction, that a proposed Change Order (which is not a Contractor Initiated Change Order) will materially delay the Work and Substantial Completion of any Major Sector, in which event a time extension will be granted reasonably commensurate with the delay. In approving Change Orders, Owner will specify whether a particular Change Order will result in an extension of time for any part of the Work and the length of any such extension of time.

            (2)    Costs.    Until the parties switch from a GMP-pricing format to a lump sum format, the cost of Change Orders will be based on the actual, out-of-pocket cost of each Change Order to Contractor, without any administrative mark-up or charge for Contractor's Job Site Overhead, unless the cost of scope of a Change Order materially affects Contractor's Job Site Overhead. The effect of Change Orders on Project Construction Costs is specified in Section B.6(a) above. Contractor Initiated Change Orders will not result in any increase in the GMP. Cost Saving Change Orders will result in a reduction in the Project Construction Costs, but not the GMP.

        7.    Retainage (Section 12.1.7)

          (a)    Amount.    Initially, all payments to Contractor and Subcontractors shall be subject to a ten percent (10.0%) retainage. Owner's right to withhold retainage shall continue until Substantial Completion of the Project; provided, however, that the maximum amount of the retainage that Owner may retain after the Project is fifty percent (50.0%) completed shall not exceed 5.0% (the "Retainage Cap") of the total GMP, as the same may change from time to time.

          (b)    Release.    The parties have agreed to a "rolling release" of the retainage. This means that: (1) Owner will release Contractor's retainage in increments as portions of the Work are completed in accordance with a mutually agreed on schedule and (2) Owner may continue to withhold 10.0% retainage on all progress payments to Contractor (even those made after 50.0% completion of the Work), subject, however, to the Retainage Cap on the aggregate amount of retainage. Contractor shall have the right to release the Subcontractors' retainage as Contractor deems reasonably prudent. At the time of Final Payment, Owner shall pay Contractor all of the retainage then held by Owner except that Owner may retain a portion equal to 1.5 times the estimated cost of the Punchlist Work. All amounts retained for the Punchlist Work shall be

9

  released no later than thirty (30) days after such Punchlist Work is completed to Owner's reasonable satisfaction.

        8.    Punchlist Work (Section 12.2).    Within five (5) business days after the date of Substantial Completion of the Project, representatives of Owner and Contractor shall inspect the Project and, within fifteen (15) days thereafter, generate the Punchlist. The Punchlist shall indicate the parties' estimate by of the cost of each item. After the Punchlist is prepared and agreed upon in writing by Owner and Contractor, Contractor shall: complete the Punchlist Work and remedy the nonconforming or defective work set forth on the Punchlist within thirty (30) calendar days thereafter; provided, however, that as to items of Punchlist Work which are of such a nature that completion thereof is not reasonably practicable within said 30-day period, Contractor shall complete all such items on the Punchlist with reasonable diligence and within a specified time period, which as to each particular item, is reasonable, giving due regard for the nature of the work to be performed. Owner shall be entitled to withhold a portion of Contractor's retainage after Substantial Completion of the Project and Final Payment until completion of the Punchlist Work, as provided above.

        9.    Design-Build Work (Section 14.6)

          (a)    General.    Contractor has agreed to assume design-build responsibility for three parts of the Work: (a) gas process piping in Building 1 (through its subcontractor University Mechanical), (b) the glass curtain-wall system on Building 1 (through its subcontractor Sunset Glazing), and (c) the fire protection system for Building 1 (through its subcontractor Schmidt Fire Protection) pursuant to Section 14.6.1 above. The scope of the design-build work is defined in the subcontracts of the above referenced Subcontractors. Contractor will provide Owner with applicable portions of the subject subcontracts for review and approval by Owner. Following incorporation of mutually agreed upon changes, a copy of the applicable portions of the executed subcontracts for the subject design-build work will be provided to Owner and thereby deemed to be incorporated into the Contract Documents.

          (b)    Risk Allocation.    Austin Veum Robbins Parshalle ("AVRP") is the Architect for the Project. Hope Engineering has agreed to design the mechanical connections between the curtain-wall and the building structure. Hope Engineering is a structural engineering consultant for AVRP. Attachment of the curtain-wall system to Building 1's structure is not part of the design-build contract. AVRP and Contractor have agreed that their respective responsibilities for the attachment of the curtain-wall to Building 1's structure are as follows:

            (1)  AVRP is responsible for designing (i) the "architectural" portions of the curtain-wall (rough dimensions, configurations and general profiles of members, glass type and glass thickness, aluminum finish type and color, etc), (ii) the surrounding and contiguous structure of Building 1 to meet the design criteria of the curtain-wall (i.e. assuring that the design of the surrounding structure is capable of supporting the curtain-wall design loads and related criteria, and (iii) the waterproofing systems (materials and materials configurations) bridging the space between the exterior of Building 1 abutting the curtain-wall and the curtain-wall itself (the "Waterproofing Interface"). AVRP shall consult with Contractor and coordinate its Waterproofing Interface design with Contractor's curtain-wall design.

            (2)  Contractor is responsible for designing the curtain-wall system, including (a) the structural portions integral to the curtain-wall system and the attachment of the curtain-wall system to the contiguous structure of Building 1 and (b) the waterproof integrity of the curtain-wall system. Contractor shall not be responsible for designing the Waterproofing Interface. Contractor shall be responsible for installing the Waterproofing Interface in accordance with AVRP's design.

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C.    Modification of General AIA Conditions.

        1.    Amendment of Section 3.9.1.    Project Manager is John Goodman. Mr. Goodman cannot be changed without Owner's consent, which shall not be unreasonable withheld.

        2.    Underground Conditions (Section 4.3.4).    Contractor shall be liable for underground conditions which may be reasonably anticipated based on soil tests performed prior to the commencement of the Work, except for soils contamination and the presence of groundwater not disclosed in such soils reports.

        3.    Amendment of Section 8.3.1.    If Contractor is delayed at any time in the progress of the Work by: (a) any action or negligence of Owner, (b) any employee of Owner or Architect, (c) any separate contractor employed by Contractor, (d) Change Orders (except Contractor-Initiated Change Orders), (e) labor disputes not involving Contractor or any Subcontractors, fire, unusual delay in deliveries, unavoidable casualties, or (f) any other such causes that are wholly beyond Contractor's or its Subcontractors' (including any suppliers') control, are not reasonably anticipatable and justify delay, then the Contract Time shall be extended by Change Order, without notice to sureties, for such reasonable time as the Owner may determine. A time extension shall be Contractor's sole remedy and compensation for all such delays other than those resulting from the actions or negligence of Owner, the Architect or Owner's separate contractors, except as may be otherwise provided in Section B.6 above with respect to certain types of Change Orders.

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QuickLinks

  Exhibit 10.1
1997 Edition—Electronic Format
  AIA Document A111—1997
  CYMER—HENSEL PHELPS AGREEMENT
1997 Edition—Electronic Format
EXHIBIT "A" SCOPE OF WORK
EXHIBIT "C" CONCEPT SCHEDULE—AUGUST 2, 2002
EXHIBIT "D" CURRENT (Rev 13) BUDGET (8/9/02 Est with 8/19/02 & 8/20/02 CHANGES)
EXHIBIT "D" Cymer CSD-6—Rancho Bernardo, California Initial Project Estimate CLARIFICATIONS & ASSUMPTIONS Architect: Austin Veum Robbins Parshalle (AVRP)
EXHIBIT "E"—CYMER, Inc., CSD-6 Contract
EXHIBIT "F" CONCEPTUAL DRAWING OF SIDE ELEVATION OF BUILDING 1
EXHIBIT "G"
IMPORTANT
DISCLAIMER
HENSEL PHELPS CONSTRUCTION COMPANY MASTER BUILDERS RISK PROGRAM SECTION A—DECLARATIONS
[LOGO] Flood and Peterson Insurance, Inc.
ADDENDUM NO. 1 to STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONTRACTOR (AIA DOCUMENT NUMBER A111-1997) for CYMER, INC.'S CSD-6 THORNMINT COURT, SAN DIEGO, CA 92127